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                   IndyMac INDA Mortgage Loan Trust 2006-AR2




                               Final Term Sheet



                          [IndyMac Bank, F.S.B. LOGO]



                          $494,399,100 (Approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                             IndyMac Bank, F.S.B.
                         Sponsor, Seller and Servicer





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     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC AND IS EFFECTIVE FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.







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                 FREE WRITING PROSPECTUS DATED August 30, 2006

                   IndyMac INDA Mortgage Loan Trust 2006-AR2


       Distributions are payable monthly on the 25th day of each month, beginning September 25, 2006


The following classes of certificates are offered pursuant to this free writing prospectus and the accompanying prospectus:


--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
                         Initial Class                                            Initial Class
                          Certificate        Pass-Through                          Certificate        Pass-Through
       Class              Balance (1)            Rate               Class           Balance (1)           Rate
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 1-A-1              $108,228,000        Variable(2)     Class 2-C-M             $7,242,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 2-A-1              $177,733,000        Variable(2)     Class A-R                     $100        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 3-A-1               $36,528,000        Variable(2)     Class B-1               $9,480,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 4-A-1              $137,287,000        Variable(2)     Class B-2               $3,492,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 1-C-M               $11,915,000        Variable(2)     Class B-3               $2,494,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------


----------
(1) This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.
(2) The pass-through rates are calculated as described in this free writing prospectus under "Summary--Description of the Certificates."



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                                    Summary

Issuing Entity

IndyMac INDA Mortgage Loan Trust 2006-AR2, a common law trust formed under the laws of the State of New York.

Depositor

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Sponsor, Seller and Servicer

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Trustee

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705,
Attention: Trust Administration IN06D2, and its telephone number is (714) 247-6000.

Pooling and Servicing Agreement

The pooling and servicing agreement dated as of the cut-off date among the seller, the servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For each mortgage loan, the later of August 1, 2006 and the origination date of that mortgage loan.

Closing Date

On or about August 30, 2006.

The Mortgage Loans

The mortgage pool will consist primarily of 30-year conventional adjustable-rate mortgage loans secured by first liens or one- to four-family residential properties. The mortgage loans will be divided into four groups. Each group of mortgage loans is referred to as a "loan group."

The mortgage rate on each mortgage loan is fixed for a specified period after origination and thereafter is adjustable, based on a specified index. The aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date is expected to be approximately as follows:

               Loan           Aggregate             Fixed Rate
               Group      Principal Balance ($)    Period (months)
             ---------   -----------------------  ------------------
                 1           $117,434,565.03            60
                 2           $192,853,800.79            60
                 3            $39,635,991.57            84
                 4           $148,965,686.76            84

The group 1 mortgage loans and group 3 mortgage loans have original principal balances that conform to the guidelines of Fannie Mae and Freddie Mac. The group 2 mortgage loans and the group 4 mortgage loans have original principal balances that may or may not conform to the guidelines of Fannie Mae and Freddie Mac.

See "The Mortgage Pool" in this free writing prospectus.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

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As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance     $117,434,565.03

Geographic Concentrations in excess
   of 10%:

   California                                    48.59%

Weighted Average Original LTV Ratio              71.30%

Weighted Average Mortgage Rate                   6.421%

Range of Mortgage Rates                5.000% to 8.375%

Average Current Principal Balance           $282,974.86

Range of Current Principal Balances       $57,120.00 to
                                            $726,680.18

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  745

Weighted Average Gross Margin                    2.603%

Weighted Average Maximum Mortgage
   Rate                                         11.490%

Weighted Average Minimum Mortgage
   Rate                                          2.603%

Range of Months to Next Rate
   Adjustment Date                             54 to 60


As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance     $192,853,800.79

Geographic Concentrations in excess
   of 10%:

   California                                    63.55%

Weighted Average Original LTV Ratio              68.56%

Weighted Average Mortgage Rate                   6.254%

Range of Mortgage Rates                5.000% to 7.875%

Average Current Principal Balance           $701,286.55

Range of Current Principal Balances      $420,000.00 to
                                          $1,998,773.31

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  750

Weighted Average Gross Margin                    2.548%

Weighted Average Maximum Mortgage
   Rate                                         11.276%

Weighted Average Minimum Mortgage
   Rate                                          2.548%

Range of Months to Next Rate
   Adjustment Date                             54 to 60


As of the cut-off date, the mortgage loans in loan group 1 and loan group 2 combined had the following characteristics:

Aggregate Current Principal Balance     $310,288,365.82

Geographic Concentrations in excess
   of 10%:

   California                                    57.89%

Weighted Average Original LTV Ratio              69.59%

Weighted Average Mortgage Rate                   6.317%

Range of Mortgage Rates                5.000% to 8.375%

Average Current Principal Balance           $449,693.28

Range of Current Principal Balances       $57,120.00 to
                                          $1,998,773.31

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  748

Weighted Average Gross Margin                    2.569%

Weighted Average Maximum Mortgage
   Rate                                         11.357%

Weighted Average Minimum Mortgage
   Rate                                          2.569%

Range of Months to Next Rate
   Adjustment Date                             54 to 60


As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance      $39,635,991.57

Geographic Concentrations in excess
   of 10%:

   California                                    36.30%

   Michigan                                      13.10%

Weighted Average Original LTV                    69.87%

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   Ratio

Weighted Average Mortgage Rate                   6.396%

Range of Mortgage Rates                5.250% to 7.750%

Average Current Principal Balance           $255,716.07

Range of Current Principal Balances        $2,432.29 to
                                            $697,500.00

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  750

Weighted Average Gross Margin                    2.493%

Weighted Average Maximum Mortgage
   Rate                                         11.396%

Weighted Average Minimum Mortgage
   Rate                                          2.493%

Range of Months to Next Rate
   Adjustment Date                             80 to 84


As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance     $148,965,686.76

Geographic Concentrations in excess
   of 10%:

   California                                    69.27%

Weighted Average Original LTV Ratio              69.79%

Weighted Average Mortgage Rate                   6.416%

Range of Mortgage Rates                5.125% to 7.750%

Average Current Principal Balance           $744,828.43

Range of Current Principal Balances      $420,000.00 to
                                          $2,135,000.00

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  749

Weighted Average Gross Margin                    2.632%

Weighted Average Maximum Mortgage
   Rate                                         11.416%

Weighted Average Minimum Mortgage
   Rate                                          2.632%

Range of Months to Next Rate
   Adjustment Date                             76 to 84


As of the cut-off date, the mortgage loans in loan group 3 and loan group 4 combined had the following characteristics:

Aggregate Current Principal Balance     $188,601,678.33

Geographic Concentrations in excess
   of 10%:

   California                                    62.34%

Weighted Average Original LTV Ratio              69.81%

Weighted Average Mortgage Rate                   6.412%

Range of Mortgage Rates                5.125% to 7.750%

Average Current Principal Balance           $531,272.33

Range of Current Principal Balances        $2,432.29 to
                                          $2,135,000.00

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  749

Weighted Average Gross Margin                    2.602%

Weighted Average Maximum Mortgage
   Rate                                         11.412%

Weighted Average Minimum Mortgage
   Rate                                          2.602%

Range of Months to Next Rate
   Adjustment Date                             76 to 84


As of the cut-off date, the mortgage loans, in the aggregate, had the following characteristics:

Aggregate Current Principal Balance     $498,890,044.15

Geographic Concentrations in excess
   of 10%:

   California                                    59.57%

Weighted Average Original LTV Ratio              69.67%

Weighted Average Mortgage Rate                   6.353%

Range of Mortgage Rates                5.000% to 8.375%

Average Current Principal Balance           $477,406.74

Range of Current Principal Balances        $2,432.29 to
                                          $2,135,000.00

Weighted Average Remaining Term to
   Maturity                                  358 months

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Weighted Average FICO Credit Score                  749

Weighted Average Gross Margin                    2.581%

Weighted Average Maximum Mortgage
   Rate                                         11.378%

Weighted Average Minimum Mortgage
   Rate                                          2.581%

Range of Months to Next Rate
   Adjustment Date                             54 to 84


See "The Mortgage Pool" in this free writing prospectus.




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Description of the Certificates

The issuing entity will issue the following classes of certificates:


                                          Initial                                 Final Scheduled  Modeled Final
                      Related Loan   Class Certificate                             Distribution    Distribution    Initial Rating
          Class          Group          Balance (1)               Type                 Date            Date        (Fitch/S&P)(2)
-------------------- -------------- ------------------- -----------------------  ---------------- --------------- ----------------
Offered
Certificates
1-A-1..............        1            $108,228,000          Senior/Super        September 2036     July 2036         AAA/AAA
                                                          Senior/Variable Rate
2-A-1..............        2            $177,733,000          Senior/Super        September 2036     July 2036         AAA/AAA
                                                          Senior/Variable Rate
3-A-1..............        3             $36,528,000          Senior/Super        September 2036     July 2036         AAA/AAA
                                                          Senior/Variable Rate
4-A-1..............        4            $137,287,000          Senior/Super        September 2036     July 2036         AAA/AAA
                                                          Senior/Variable Rate
1-C-M..............     1 and 2          $11,915,000    Senior/Support/ Variable  September 2036     July 2036         AAA/AAA
                                                             Rate/ Component
2-C-M..............     3 and 4           $7,242,000    Senior/Support/ Variable  September 2036     July 2036         AAA/AAA
                                                             Rate/ Component
A-R................        1                    $100      Senior/REMIC Residual   September 2036     July 2006         AAA/AAA

B-1................  1, 2, 3 and 4        $9,480,000          Subordinate/        September 2036     July 2036          AA/NR
                                                              Variable Rate
B-2................  1, 2, 3 and 4        $3,492,000          Subordinate/        September 2036     July 2036           A/NR
                                                              Variable Rate
B-3................  1, 2, 3 and 4        $2,494,000          Subordinate/        September 2036     July 2036          BBB/NR
                                                              Variable Rate
Non-Offered
Certificates(3)
Class P............  1, 2, 3 and 4              $100       Prepayment Charges          N/A              N/A
Class B-4..........  1, 2, 3 and 4        $1,746,000          Subordinate/        September 2036     July 2036
                                                              Variable Rate
Class B-5..........  1, 2, 3 and 4        $1,496,000          Subordinate/        September 2036     July 2036
                                                              Variable Rate
Class B-6..........  1, 2, 3 and 4        $1,248,944          Subordinate/        September 2036     July 2036
                                                              Variable Rate


------------------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 10% and depends on the amount of mortgage loans actually delivered on the closing date.
(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Ratings ("Fitch"). These ratings may be lowered or withdrawn at any time by either of the rating agencies.
(3) The Class P, Class B-4, Class B-5 and Class B-6 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to these certificates is provided only to permit a better understanding of the offered certificates.




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The certificates also will have the following characteristics:


                          Initial Pass-Through                                              Interest Accrual
           Class                 Rate(1)         Pass-Through Rate  Interest Accrual Period    Convention
------------------------- -------------------- ------------------- ------------------------ -----------------
  Offered Certificates
  1-A-1..................       6.0390%                 (2)           calendar month (3)        30/360 (4)
  2-A-1..................       5.8714%                 (2)           calendar month (3)        30/360 (4)
  3-A-1..................       6.0132%                 (2)           calendar month (3)        30/360 (4)
  4-A-1..................       6.0334%                 (2)           calendar month (3)        30/360 (4)
  1-C-M..................       5.9348%                 (5)           calendar month (3)        30/360 (4)
  2-C-M..................       6.0292%                 (6)           calendar month (3)        30/360 (4)
  A-R....................       6.0390%                 (2)           calendar month (3)        30/360 (4)
  B-1....................       5.9705%                 (7)           calendar month (3)        30/360 (4)
  B-2....................       5.9705%                 (7)           calendar month (3)        30/360 (4)
  B-3....................       5.9705%                 (7)           calendar month (3)        30/360 (4)
  Non-Offered
  Certificates
  Class P................         (8)                   (8)                   N/A                   N/A
  Class B-4..............       5.9705%                 (7)           calendar month (3)        30/360 (4)
  Class B-5..............       5.9705%                 (7)           calendar month (3)        30/360 (4)
  Class B-6..............       5.9705%                 (7)           calendar month (3)        30/360 (4)


    (1)  Reflects the expected pass-through rate as of the closing date.
    (2) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group.
    (3)  These certificates will settle with accrued interest.
    (4) Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.
    (5) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will equal the weighted average of the (x) weighted average adjusted net mortgage rate for the group 1 mortgage loans and (y) weighted average adjusted net mortgage rate for the group 2 mortgage loans, weighted based on the Class 1-C-M group 1 component balance and Class 1-C-M group 2 component balance, respectively.
    (6) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will equal the weighted average of the (x) weighted average adjusted net mortgage rate for the group 3 mortgage loans and (y) weighted average adjusted net mortgage rate for the group 4 mortgage loans, weighted based on the Class 2-C-M group 3 component balance and Class 2-C-M group 4 component balance, respectively.
    (7) For the interest accrual period for any distribution date, the pass-through rate for each class of subordinated certificates will be equal to (i) the sum of the following for each loan group: the product of (x) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (y) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the related due period (after giving effect to principal prepayments received in the prepayment period that ends during such due period), minus the aggregate class certificate balance and component balance of the senior certificates and component related to that loan group immediately prior to that distribution date, divided by (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.
    (8)  The Class P Certificates will not accrue any interest.




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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

   Designation              Class of Certificates
----------------  -----------------------------------------
Senior             Class 1-A-1, Class 2-A-1, Class 3-A-1,
  Certificates:    Class 4-A-1, Class A-R, Class 1-C-M
                   and Class 2-C-M Certificates

Super Senior       Class 1-A-1, Class 2-A-1, Class 3-A-1
  Certificates:    and Class 4-A-1 Certificates

Senior Support     Class 1-C-M and Class 2-C-M
  Certificates:    Certificates

Subordinate        Class B-1, Class B-2, Class B-3, Class
  Certificates:    B-4, Class B-5 and Class B-6
                   Certificates

Group 1            Class 1-A-1 and Class A-R Certificates
Certificates       and Class 1-C-M Group 1 Component

Group 2            Class 2-A-1 Certificates and Class
Certificates       1-C-M Group 2 Component

Group 3            Class 3-A-1 Certificates and Class
Certificates       2-C-M Group 3 Component

Group 4            Class 4-A-1 Certificates and Class
Certificates       2-C-M Group 4 Component

Class 1-C-M        Class 1-C-M Group 1 Component and
Components         Class 1-C-M Group 2 Component

Class 2-C-M        Class 2-C-M Group 3 Component and
Components         Class 2-C-M Group 4 Component

Offered            Senior Certificates, Class B-1, Class
  Certificates:    B-2 and Class B-3 Certificates

Record Date

The last business day of the month preceding the month of a distribution date.

Denominations

$25,000 and multiples of $1 in excess thereof.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company in the United States and, upon request, through Clearstream Luxembourg or the Euroclear System in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution is scheduled for September 25, 2006.

Interest Distributions

The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-10.

On each distribution date, to the extent funds are available for the related loan group, each interest-bearing class and component of certificates will be entitled to receive:

     o interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or component balance immediately prior to that distribution date; and

     o    any interest remaining unpaid from prior distribution dates; less

     o any net interest shortfalls allocated to that class or component for that distribution date.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan. The servicer is required to reduce its servicing compensation to offset this shortfall but the reduction for any distribution date is limited to an amount equal to the product of one-twelfth of 0.125% multiplied by the pool balance as of the first day of the prior month. If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans in a loan group exceeds the amount of the reduction in the servicer's servicing compensation, the interest entitlement for each related class and component of

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                                      10
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certificates will be reduced proportionately by the amount of this excess.

For each class of certificates, any unpaid interest amounts (which is interest due, but not paid, on a prior distribution date) will be payable as and to the extent described in this free writing prospectus.

Allocation of Net Interest Shortfalls

For any distribution date, the interest entitlement for each interest-bearing class or component of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group resulting from:

     o    prepayments on the mortgage loans; and

     o reductions in the interest rate on the related mortgage loans due to Servicemembers Civil Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all interest-bearing classes and components of the related senior certificates based on their respective entitlements and the classes of subordinated certificates, based on interest accrued on each such subordinated class' share of the assumed balance, as described more fully in this free writing prospectus under "Description of the Certificates -- Interest," in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related classes of certificates in the order described below under "-- Priority of Distributions Among Certificates," interest will be distributed on each class and component of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class and component of certificates will be entitled to receive on the next distribution date.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates and components on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following (after the fees and expenses described under the next heading are subtracted):

     o all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

     o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures;

     o net proceeds from the liquidation of defaulted mortgage loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

     o subsequent recoveries with respect to mortgage loans in that loan group;

     o partial or full prepayments with respect to mortgage loans in that loan group collected during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the servicer and the compensating interest; and

     o any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by a seller or originator or purchased by the servicer during the applicable period.

Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts:

     o the servicing fee and additional servicing compensation due to the servicer;

     o    the trustee fee due to the trustee;

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     o    any lender paid mortgage insurance premiums

     o amounts reimbursed to the servicer and the trustee in respect of advances previously made by them and other amounts for which the servicer and the trustee are entitled to be reimbursed;

     o all prepayment charges (which are distributable only to the Class P Certificates); and

     o all other amounts for which the depositor, the seller or the servicer is entitled to be reimbursed.

Any amounts paid from the amount available for distribution to the certificateholders will reduce the amount that could be distributed to the certificateholders.

Servicing Compensation

Servicing Fee

The servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan of 0.375% per annum (referred to as the servicing fee rate).

Additional Servicing Compensation

The servicer is also entitled to receive additional servicing compensation from late payment fees, assumption fees and other similar charges (excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments;

These amounts will be paid to the servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

     o to interest on each interest-bearing class or component of senior certificates related to that loan group, pro rata, based on their respective interest distribution amounts;

     o to principal of the classes and components of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

     o to interest on and then principal of the classes of subordinated certificates, in the order of their seniority, beginning with the Class B-1 Certificates, in each case subject to the limitations set forth below; and

     o    from any remaining available amounts, to the Class A-R Certificates.

Principal Distributions

Generally, principal collections from the mortgage loans in a loan group are allocated to the senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

     o in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance and component balance of those senior certificates and components in the aggregate stated principal balance of the mortgage loans in that loan group and

     o in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described in this free writing prospectus, if the specified conditions are met.

Notwithstanding the foregoing,

     o no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied and

     o if the subordination percentage meets a certain threshold and certain conditions related to loss and delinquency performance of the mortgage loans in each loan group are satisfied (referred
------------------------------------------------------------------------------

------------------------------------------------------------------------------
          to as the "two-times test"), the senior prepayment percentage will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

See "Description of the Certificates--Principal" in this free writing prospectus.

Senior Certificates:

On each distribution date, the principal amount for each loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

o    with respect to loan group 1, in the following order of priority:

     1) to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

     2) concurrently, to the Class 1-A-1 Certificates and the Class 1-C-M Group 1 Component, pro rata, based on their respective class certificate balance and component balance, until the class certificate balance and component balance thereof are reduced to zero.

o with respect to loan group 2, concurrently, to the Class 2-A-1 Certificates and the Class 1-C-M Group 2 Component, pro rata, based on their respective class certificate balance and component balance, until the class certificate balance and component balance thereof are reduced to zero.

o with respect to loan group 3, concurrently, to the Class 3-A-1 Certificates and the Class 2-C-M Group 3 Component, pro rata, based on their respective class certificate balance and component balance, until the class certificate balance and component balance thereof are reduced to zero.

o with respect to loan group 4, concurrently, to the Class 4-A-1 Certificates and the Class 2-C-M Group 4 Component, pro rata, based on their respective class certificate balance and component balance, until the class certificate balance and component balance thereof are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of their distribution priorities, beginning with the Class B-1 Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount from all loan groups; provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class (referred to as a "restricted class"), the restricted class will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Required Repurchases, Substitutions or Purchases of Mortgage Loans

The seller will make certain representations and warranties relating to the mortgage loans pursuant to the pooling and servicing agreement. If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan.

The servicer is permitted to modify any mortgage loan at the request of the related mortgagor, provided that the servicer purchases the mortgage loan from the issuing entity immediately preceding the modification and the modification was in lieu of refinancing.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, each class of subordinated certificates will have a distribution priority over the class or classes of certificates with a higher numerical designation, if any.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against most losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest priority of distribution, and second to the senior certificates in the related senior certificate group as follows: first to the component of the Class 1-C-M or Class 2-C-M Certificates, as applicable, in such senior certificates group until the component balance thereof is reduced to zero; and second to the class of senior certificates in such senior certificate group until the class certificate balance thereof is reduced to zero.

Additionally, as described above under "-- Principal Distributions," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of unscheduled payments of principal between the related senior certificates and the subordinated certificates) will exceed the related senior percentage (which represents such senior certificates' pro rata percentage interest in the mortgage loans in that loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Cross-Collateralization

If the senior certificates and component of one senior certificate group have been paid in full before the senior certificates of the other senior certificate groups, all principal on the mortgage loans related to the senior certificate group that was paid in full will be distributed to the remaining senior certificates and component on a pro rata basis. However, those distributions will not be made if the level of subordination provided to the senior certificates has doubled from the original level and the delinquency performance of the mortgage loans satisfies the test described under "Description of the Certificates--Cross-Collateralization."

If on any distribution date the aggregate class certificate balance and component balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that distribution date, is greater than the aggregate stated principal balance of the mortgage loans in the related loan group (any such group, an "undercollateralized group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, until the aggregate class certificate balance and component balance of the senior certificates of the undercollateralized group equals the aggregate stated principal balance of the mortgage loans in that loan group (such distribution, an "undercollateralization distribution"). If the senior certificates of a senior certificate group constitute an undercollateralized group on any distribution date following the senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan groups remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

Accordingly, the subordinated certificates will not receive distributions of principal until each undercollateralized group is no longer undercollateralized.

All distributions described in this "--Cross-Collateralization" section will be made in accordance with the priorities set forth below under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" and "-- Subordinated Principal Distribution Amount."

Advances

The servicer will make cash advances with respect to delinquent payments of principal and interest on the
------------------------------------------------------------------------------

------------------------------------------------------------------------------
mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

Optional Termination

The servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of all of the mortgage loans and real estate owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will comprise one or more real estate mortgage investment conduits in a tiered structure. The highest tier will be referred to as the Master REMIC and each underlying tier (if any) will be referred to as an underlying REMIC. Each underlying REMIC (if any) will hold mortgage loans (or uncertificated regular interests) and will issue several classes of uncertificated regular interests and a single uncertificated residual interest. The Master REMIC will hold as assets regular interests issued by underlying REMICs (or the mortgage loans if there are no underlying REMICs) and will issue the several classes of certificates, which, other than the Class A-R Certificate, will represent the regular interests in the Master REMIC. The Class A-R Certificate will represent ownership of both the residual interest in the Master REMIC and the residual interests in any underlying REMIC.

ERISA Considerations

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class B-1 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-2 and Class B-3 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore, will not be mortgage related securities for purposes of that Act.




------------------------------------------------------------------------------


                                                         The Mortgage Pool

                                                           Loan Group 1


                                         Mortgage Rates for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
4.501 - 5.000 .....................         1  $     299,246.87         0.25%     5.000%       746  $299,246.87          47.62%
5.001 - 5.500 .....................        18      4,661,148.28         3.97      5.415        753   258,952.68          65.29
5.501 - 6.000 .....................        85     25,052,596.30        21.33      5.862        748   294,736.43          67.37
6.001 - 6.500 .....................       146     43,955,498.70        37.43      6.319        747   301,065.06          71.00
6.501 - 7.000 .....................       113     30,907,472.27        26.32      6.788        740   273,517.45          73.49
7.001 - 7.500 .....................        37      9,677,645.26         8.24      7.295        749   261,557.98          77.28
7.501 - 8.000 .....................        14      2,812,525.61         2.39      7.739        725   200,894.69          78.67
8.001 - 8.500 .....................         1         68,431.74         0.06      8.375        743    68,431.74          80.00
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 1
    Mortgage Loans was approximately 6.421% per annum.



                                   Current Principal Balances for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Current Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Principal Balances ($)             Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
50,000.01 - 100,000.00 ............        11  $     923,557.02         0.79%     7.117%       758  $ 83,959.73          73.90%
100,000.01 - 150,000.00 ...........        39      5,071,662.82         4.32      6.669        755   130,042.64          68.62
150,000.01 - 200,000.00 ...........        50      8,870,152.76         7.55      6.432        743   177,403.06          68.98
200,000.01 - 250,000.00 ...........        55     12,771,411.52        10.88      6.498        741   232,207.48          70.40
250,000.01 - 300,000.00 ...........        76     21,182,093.20        18.04      6.415        741   278,711.75          71.38
300,000.01 - 350,000.00 ...........        75     24,342,572.92        20.73      6.368        743   324,567.64          70.64
350,000.01 - 400,000.00 ...........        58     21,739,486.51        18.51      6.430        746   374,818.73          74.14
400,000.01 - 450,000.00 ...........        39     16,139,182.11        13.74      6.318        751   413,825.18          70.09
450,000.01 - 500,000.00 ...........         5      2,354,918.57         2.01      6.439        738   470,983.71          77.10
500,000.01 - 550,000.00 ...........         4      2,083,447.42         1.77      6.249        752   520,861.86          70.52
550,000.01 - 600,000.00 ...........         1        595,000.00         0.51      5.750        806   595,000.00          70.00
600,000.01 - 650,000.00 ...........         1        634,400.00         0.54      7.375        717   634,400.00          80.00
700,000.01 - 750,000.00 ...........         1        726,680.18         0.62      6.500        775   726,680.18          69.27
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 1
    Mortgage Loans was approximately $282,974.86.


                                                                16


                                 Original Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Original                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan-to-Value Ratios (%)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.01 - 20.00 .....................         2  $     373,000.00         0.32%     6.076%       743  $186,500.00          15.61%
20.01 - 30.00 .....................         2        338,500.00         0.29      6.296        779   169,250.00          26.25
30.01 - 40.00 .....................        11      2,978,973.73         2.54      6.217        767   270,815.79          35.83
40.01 - 50.00 .....................        25      6,260,203.61         5.33      6.212        750   250,408.14          46.53
50.01 - 60.00 .....................        32      9,433,952.53         8.03      6.120        758   294,811.02          55.76
60.01 - 70.00 .....................        79     23,735,974.57        20.21      6.229        745   300,455.37          66.46
70.01 - 80.00 .....................       254     72,392,932.81        61.65      6.549        742   285,011.55          78.59
80.01 - 90.00 .....................         9      1,834,577.78         1.56      6.508        757   203,841.98          86.86
90.01 - 100.00 ....................         1         86,450.00         0.07      7.500        707    86,450.00          94.48
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 71.30%.



                                  Original Term to Stated Maturity for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Original Term to Stated              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Maturity (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
360 ...............................       415  $ 117,434,565.03       100.00%     6.421%       745  $282,974.86          71.30%
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============



                               Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Remaining Terms to          Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Stated Maturity (Months)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
301 - 360 .........................       415  $ 117,434,565.03       100.00%     6.421%       745  $282,974.86          71.30%
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 1 Mortgage Loans was approximately 358 months.


                                                                17


                        Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Geographic Area                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Alabama ...........................         5  $     928,845.00         0.79%     6.747%       750  $185,769.00          78.39%
Arizona ...........................        15      3,409,717.18         2.90      6.473        742   227,314.48          74.02
Arkansas ..........................         1         76,500.00         0.07      7.750        762    76,500.00          85.00
California ........................       176     57,063,235.24        48.59      6.385        747   324,222.93          69.38
Colorado ..........................        11      2,356,385.14         2.01      6.670        750   214,216.83          73.11
Connecticut .......................         6      1,576,893.46         1.34      6.155        728   262,815.58          68.68
Delaware ..........................         2        322,000.00         0.27      6.000        771   161,000.00          79.51
Florida ...........................        42     10,151,176.89         8.64      6.706        735   241,694.69          74.19
Georgia ...........................         7      1,625,104.30         1.38      6.146        777   232,157.76          58.15
Hawaii ............................         5      2,038,947.89         1.74      6.044        747   407,789.58          70.82
Idaho .............................         3        755,800.00         0.64      6.495        755   251,933.33          78.83
Illinois ..........................         7      1,713,730.17         1.46      6.724        734   244,818.60          77.86
Iowa ..............................         1        179,955.00         0.15      6.000        734   179,955.00          78.26
Kansas ............................         1        124,325.00         0.11      7.000        710   124,325.00          79.70
Maryland ..........................        13      3,391,008.94         2.89      6.559        745   260,846.84          76.16
Massachusetts .....................         3        937,900.00         0.80      6.993        760   312,633.33          74.33
Michigan ..........................         4      1,226,009.34         1.04      6.623        728   306,502.34          72.77
Minnesota .........................         4        652,400.00         0.56      6.824        726   163,100.00          74.27
Mississippi .......................         1        115,000.00         0.10      6.875        760   115,000.00          65.71
Missouri ..........................         2        469,500.00         0.40      6.167        724   234,750.00          58.48
Nebraska ..........................         1         87,000.00         0.07      6.000        785    87,000.00          71.90
Nevada ............................        17      4,751,490.13         4.05      6.321        731   279,499.42          72.43
New Jersey ........................         8      2,373,420.37         2.02      6.421        750   296,677.55          67.01
New Mexico ........................         1        149,334.37         0.13      6.000        785   149,334.37          61.27
New York ..........................        12      4,087,672.40         3.48      6.355        755   340,639.37          71.94
North Carolina ....................         2        629,900.00         0.54      6.198        772   314,950.00          76.03
Ohio ..............................         2        279,499.47         0.24      6.095        775   139,749.74          79.76
Oklahoma ..........................         1        119,650.00         0.10      5.375        791   119,650.00          84.26
Oregon ............................         6      1,329,661.72         1.13      6.380        741   221,610.29          72.41
Pennsylvania ......................         2        404,221.34         0.34      6.619        790   202,110.67          76.18
Rhode Island ......................         1        140,718.56         0.12      6.000        766   140,718.56          52.22
South Carolina ....................         4        410,318.28         0.35      6.646        750   102,579.57          79.84
Tennessee .........................         4      1,214,352.49         1.03      6.074        717   303,588.12          70.14
Texas .............................         7      1,391,646.17         1.19      6.590        761   198,806.60          79.91
Utah ..............................         2        368,000.00         0.31      5.735        725   184,000.00          80.00
Virginia ..........................        22      6,896,951.17         5.87      6.373        748   313,497.78          73.79
Washington ........................        11      2,921,310.01         2.49      6.415        740   265,573.64          78.06
West Virginia .....................         2        491,985.00         0.42      6.107        764   245,992.50          80.00
Wisconsin .........................         1        273,000.00         0.23      5.875        716   273,000.00          16.06
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============


                                                                18


                                    Mortgagors' FICO Scores for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of FICO                        Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Credit Scores                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
661 - 680 .........................         2  $     340,750.00         0.29%     6.745%       667  $170,375.00          59.12%
681 - 700 .........................        19      5,174,263.57         4.41      6.445        692   272,329.66          76.33
701 - 720 .........................        84     24,364,757.54        20.75      6.513        711   290,056.64          71.29
721 - 740 .........................        90     25,356,121.59        21.59      6.406        731   281,734.68          73.84
741 - 760 .........................        73     21,451,906.95        18.27      6.410        750   293,861.74          73.67
761 - 780 .........................        84     23,401,797.30        19.93      6.434        770   278,592.83          69.90
781 - 800 .........................        52     13,830,160.76        11.78      6.297        789   265,964.63          65.34
801 - 820 .........................        11      3,514,807.32         2.99      6.303        806   319,527.94          65.08
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 1 Mortgage Loans was approximately 745.



                                   Types of Mortgaged Properties for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Property Type                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Single Family Residence ...........       240  $  67,509,185.86        57.49%     6.367%       745  $281,288.27          69.75%
Planned Unit ......................        91     25,910,684.93        22.06      6.397        744   284,732.80          73.95
Development (PUD)
Condominium .......................        57     14,129,433.83        12.03      6.552        743   247,884.80          71.31
Two- to Four-Family ...............         3
Residence .........................        21      8,591,144. 2         7.32      6.673        754   409,102.11          74.35
Townhouse .........................         6      1,294,116.09         1.10      6.664        746   215,686.02          78.57
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============



                                              Purposes of the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Purpose                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Purchase ..........................       156  $  43,337,611.36        36.90%     6.584%       750  $277,805.20          74.96%
Refinance (Rate/Term) .............        82     22,692,782.46        19.32      6.247        742   276,741.25          68.68
Refinance (Cash Out) ..............       177     51,404,171.21        43.77      6.362        742   290,419.05          69.37
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============



                                        Occupancy Types for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Occupancy Type                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Primary Home ......................       331  $  97,685,498.09        83.18%     6.342%       743  $295,122.35          71.40%
Secondary Home ....................         6      1,557,307.32         1.33      6.655        772   259,551.22          68.30
Investment ........................        78     18,191,759.62        15.49      6.829        755   233,227.69          71.04
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.


                                                                19


                                      Loan Documentation Types for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Type of Program                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Full/Alternate ....................       137  $  35,239,159.02        30.01%     6.273%       749  $257,220.14          70.53%
FastForward .......................        10      3,243,726.70         2.76      6.572        745   324,372.67          75.72
No Ratio ..........................         3      1,013,179.28         0.86      6.652        755   337,726.43          57.38
No Income/No Asset ................         1        298,000.00         0.25      7.125        762   298,000.00          64.78
No Doc ............................         2        435,000.00         0.37      6.721        807   217,500.00          30.29
Stated Income .....................       262     77,205,500.03        65.74      6.475        743   294,677.48          71.90
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============



                                       Ranges of Loan Age for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Age (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0 .................................        29  $   8,064,032.00         6.87%     6.277%       728  $278,070.07          69.00%
1 - 5 .............................       385    109,228,213.03        93.01      6.432        747   283,709.64          71.46
6 - 10 ............................         1        142,320.00         0.12      6.875        734   142,320.00          80.00
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 1
    Mortgage Loans was approximately 2 months.



                                           Loan Programs for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Program                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5/1 LIBOR .........................        43  $  12,599,488.79        10.73%     6.375%       751  $293,011.37          65.63%
5/1 LIBOR 40/30 Balloon ...........         3        657,490.13         0.56      6.689        751   219,163.38          55.48
5/1 LIBOR Interest Only ...........       319     90,763,359.56        77.29      6.447        743   284,524.64          71.92
5/6 LIBOR .........................         2        430,449.99         0.37      6.717        742   215,225.00          78.73
5/6 LIBOR Interest Only ...........        48     12,983,776.56        11.06      6.266        754   270,495.35          73.01
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============



                                       Prepayment Charge Terms of the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Prepayment Charge                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Term (Months)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
None ..............................       237  $  65,691,691.74        55.94%     6.498%       747  $277,180.13          71.67%
12 ................................        37     10,139,471.78         8.63      6.544        737   274,039.78          71.56
24 ................................        28      7,923,375.47         6.75      6.293        746   282,977.70          69.01
36 ................................       113     33,680,026.04        28.68      6.266        744   298,053.33          71.04
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============


                                                                20


                                         Gross Margins for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Range of Gross Margins (%)              Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
2.000 - 2.499 .....................       126  $  34,870,466.26        29.69%     6.350%       749  $276,749.73          71.78%
2.500 - 2.999 .....................       288     82,151,348.77        69.95      6.450        744   285,247.74          71.13
3.000 - 3.499 .....................         1        412,750.00         0.35      6.750        724   412,750.00          65.00
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1
    Mortgage Loans was approximately 2.603%.



                                 Months to Initial Adjustment Date for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
Range of Number of                  Number of         Principal    Principal    Average       FICO      Current        Average
Months to Initial                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Adjustment Date                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
51 - 60 ...........................       415  $ 117,434,565.03       100.00%     6.421%       745  $282,974.86          71.30%
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============



                                     Maximum Mortgage Rates for the Group 1 Mortgage Loans (1)


                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Maximum Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate (%)                                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.000 - 10.499 ...................         8  $   1,765,591.58         1.50%     5.191%       759  $220,698.95          61.39%
10.500 - 10.999 ...................        64     19,590,188.79        16.68      5.746        749   306,096.70          65.35
11.000 - 11.499 ...................       128     37,801,527.51        32.19      6.206        745   295,324.43          70.69
11.500 - 11.999 ...................       123     34,526,970.18        29.40      6.674        743   280,707.07          72.66
12.000 - 12.499 ...................        58     16,140,820.81        13.74      6.948        748   278,290.01          75.08
12.500 - 12.999 ...................        30      6,793,440.56         5.78      7.199        739   226,448.02          77.86
13.000 - 13.499 ...................         2        268,431.74         0.23      8.096        733   134,215.87          80.00
13.500 - 13.999 ...................         2        547,593.86         0.47      7.539        754   273,796.93          75.80
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 1 Mortgage Loans was approximately 11.490%.


                                                                21


                                   Initial Periodic Rate Cap for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Initial Periodic                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.000 .............................       389  $ 109,869,082.56        93.56%     6.416%       745  $282,439.80          71.11%
6.000 .............................        26      7,565,482.47         6.44      6.506        752   290,980.10          74.05
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 1 Mortgage Loans was approximately 5.064%.



                                  Subsequent Periodic Rate Cap for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Subsequent Periodic                  Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.000 .............................        24  $   5,848,744.08         4.98%     5.990%       755  $243,697.67          72.08%
2.000 .............................       391    111,585,820.95        95.02      6.444        745   285,385.73          71.26
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 1 Mortgage Loans was approximately 1.950%.



                                        Origination Channel for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Origination Channel                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Conduit ...........................        80  $  22,140,667.64        18.85%     6.380%       751  $276,758.35          74.69%
Correspondent .....................       107     31,634,927.70        26.94      6.506        745   295,653.53          70.30
Consumer Direct ...................        26      6,982,646.14         5.95      6.243        751   268,563.31          64.92
Mortgage Professionals ............       202     56,676,323.55        48.26      6.413        742   280,575.86          71.32
                                   ----------- ----------------  ------------
     Total ........................       415  $ 117,434,565.03       100.00%
                                   =========== ================  ============


                                                                22


                                                           Loan Group 2


                                         Mortgage Rates for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
4.501 - 5.000 .....................         4  $   2,307,031.56         1.20%     5.000%       794   $576,757.89         65.46%
5.001 - 5.500 .....................        11     11,067,579.79         5.74      5.379        740  1,006,143.62         64.26
5.501 - 6.000 .....................        68     47,923,549.83        24.85      5.851        752    704,758.09         67.72
6.001 - 6.500 .....................       123     87,283,798.28        45.26      6.325        753    709,624.38         67.98
6.501 - 7.000 .....................        60     39,280,908.71        20.37      6.760        745    654,681.81         71.53
7.001 - 7.500 .....................         6      3,308,382.62         1.72      7.205        737    551,397.10         72.77
7.501 - 8.000 .....................         3      1,682,550.00         0.87      7.829        711    560,850.00         76.82
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============
------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 2
    Mortgage Loans was approximately 6.254% per annum.



                                   Current Principal Balances for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
Range of Current Mortgage            Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Loan Principal Balances ($)             Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
400,000.01 - 450,000.00 ...........        27  $  11,769,729.40         6.10%     6.373%       753   $435,915.90         73.25%
450,000.01 - 500,000.00 ...........        47     22,530,738.14        11.68      6.395        745    479,377.41         71.05
500,000.01 - 550,000.00 ...........        36     18,829,711.25         9.76      6.055        750    523,047.53         67.47
550,000.01 - 600,000.00 ...........        28     16,155,304.49         8.38      6.346        751    576,975.16         74.50
600,000.01 - 650,000.00 ...........        35     21,952,103.05        11.38      6.449        747    627,202.94         73.76
650,000.01 - 700,000.00 ...........        12      8,199,916.37         4.25      6.302        753    683,326.36         72.88
700,000.01 - 750,000.00 ...........        13      9,451,683.43         4.90      6.257        756    727,052.57         63.13
750,000.01 - 800,000.00 ...........        12      9,369,521.55         4.86      6.156        751    780,793.46         65.74
800,000.01 - 850,000.00 ...........         9      7,449,330.60         3.86      6.362        749    827,703.40         70.44
850,000.01 - 900,000.00 ...........         6      5,228,894.39         2.71      6.023        732    871,482.40         74.17
900,000.01 - 950,000.00 ...........         5      4,612,210.61         2.39      6.202        765    922,442.12         74.06
950,000.01 - 1,000,000.00 .........        13     12,889,086.25         6.68      6.233        747    991,468.17         73.64
1,000,000.01 - 1,250,000.00 .......        13     14,869,734.27         7.71      6.250        759  1,143,825.71         62.74
1,250,000.01 - 1,500,000.00 .......        13     18,785,434.66         9.74      6.087        758  1,445,033.44         55.50
1,500,000.01 - 1,750,000.00 .......         3      4,931,629.77         2.56      6.174        748  1,643,876.59         66.53
1,750,000.01 - 2,000,000.00 .......         3      5,828,772.56         3.02      5.971        734  1,942,924.19         59.74
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 2
    Mortgage Loans was approximately $701,286.55.


                                                                23


                                 Original Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)

                                                                  Percent of             Weighted
                                                      Aggregate    Aggregate   Weighted   Average        Average      Weighted
                                    Number of         Principal    Principal    Average      FICO        Current       Average
Range of Original                    Mortgage           Balance      Balance   Mortgage    Credit      Principal Loan-to-Value
Loan-to-Value Ratios (%)                Loans       Outstanding  Outstanding       Rate     Score        Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.01 - 20.00 .....................         1  $   1,500,000.00         0.78%     6.500%      721  $1,500,000.00         12.10%
20.01 - 30.00 .....................         1        704,200.00         0.37      6.375       714     704,200.00         23.47
30.01 - 40.00 .....................         9      6,231,955.12         3.23      5.885       758     692,439.46         35.13
40.01 - 50.00 .....................        13     10,166,023.20         5.27      6.142       751     782,001.78         46.71
50.01 - 60.00 .....................        24     22,348,673.76        11.59      6.105       752     931,194.74         56.07
60.01 - 70.00 .....................        65     49,144,401.92        25.48      6.221       750     756,067.72         66.17
70.01 - 80.00 .....................       162    102,758,546.79        53.28      6.331       750     634,312.02         77.74
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 68.56%.



                                  Original Term to Stated Maturity for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
Original Term to Stated              Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Maturity (Months)                       Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
360 ...............................       275  $ 192,853,800.79       100.00%     6.254%       750   $701,286.55         68.56%
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============



                               Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
Range of Remaining Terms to          Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Stated Maturity (Months)                Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
301 - 360 .........................       275  $ 192,853,800.79       100.00%     6.254%       750   $701,286.55         68.56%
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 2 Mortgage Loans was approximately 358 months.


                                                                24


                        Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
                                     Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Geographic Area                         Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Arizona ...........................         9  $   6,251,207.25         3.24%     6.247%       758   $694,578.58         69.39%
California ........................       179    122,558,810.78        63.55      6.276        753    684,686.09         69.26
Colorado ..........................         5      2,485,198.26         1.29      6.525        728    497,039.65         66.70
Connecticut .......................         3      4,021,000.00         2.08      6.257        748  1,340,333.33         75.13
District of Columbia ..............         1        520,000.00         0.27      6.875        714    520,000.00         80.00
Florida ...........................         8      5,184,853.31         2.69      6.274        742    648,106.66         64.87
Georgia ...........................         5      3,956,620.00         2.05      6.281        766    791,324.00         67.91
Hawaii ............................         4      6,266,082.97         3.25      6.025        765  1,566,520.74         58.89
Illinois ..........................         5      3,478,982.00         1.80      6.478        730    695,796.40         59.74
Indiana ...........................         5      3,333,492.92         1.73      6.515        712    666,698.58         75.27
Maryland ..........................         6      3,300,224.47         1.71      6.248        755    550,037.41         68.35
Michigan ..........................         1        456,000.00         0.24      6.875        766    456,000.00         54.94
Missouri ..........................         2      1,563,655.01         0.81      6.101        713    781,827.51         73.85
Nevada ............................         2      1,103,651.00         0.57      5.935        791    551,825.50         78.40
New Jersey ........................         9      5,759,054.87         2.99      6.313        734    639,894.99         73.31
New York ..........................         9      5,958,139.79         3.09      6.078        736    662,015.53         55.51
North Carolina ....................         2      2,244,929.57         1.16      5.873        745  1,122,464.79         68.47
Ohio ..............................         1        570,000.00         0.30      5.625        724    570,000.00         74.03
Pennsylvania ......................         2      1,373,870.98         0.71      5.573        779    686,935.49         70.82
South Carolina ....................         2      2,114,960.61         1.10      6.347        769  1,057,480.31         50.68
Virginia ..........................        13      8,170,942.00         4.24      6.125        740    628,534.00         71.43
Washington ........................         2      2,182,125.00         1.13      6.235        728  1,091,062.50         76.57
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============



                                    Mortgagors' FICO Scores for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
Range of FICO                        Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Credit Scores                           Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
661 - 680 .........................         1  $     451,500.00         0.23%     7.125%       677   $451,500.00         70.00%
681 - 700 .........................         9      5,947,010.42         3.08      6.090        691    660,778.94         60.91
701 - 720 .........................        53     37,467,011.09        19.43      6.348        711    706,924.74         69.95
721 - 740 .........................        45     28,575,877.78        14.82      6.371        730    635,019.51         69.16
741 - 760 .........................        48     35,934,528.79        18.63      6.241        751    748,636.02         69.42
761 - 780 .........................        71     51,731,926.86        26.82      6.157        769    728,618.69         67.19
781 - 800 .........................        36     24,010,441.47        12.45      6.191        789    666,956.71         69.63
801 - 820 .........................        12      8,735,504.38         4.53      6.334        806    727,958.70         67.35
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 2 Mortgage Loans was approximately 750.


                                                                25


                                   Types of Mortgaged Properties for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Property Type                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Single Family Residence ...........       179  $ 124,605,486.61        64.61%     6.240%       751  $696,120.04          69.15%
Planned Unit Development
(PUD) .............................        69     51,421,264.70        26.66      6.187        748   745,235.72          66.99
Condominium .......................        17      9,396,549.48         4.87      6.450        759   552,738.20          71.77
Two-to-Four-Family Residence ......         6      5,375,500.00         2.79      6.635        743   895,916.67          64.26
Townhouse .........................         4      2,055,000.00         1.07      6.887        719   513,750.00          68.18
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============



                                              Purposes of the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Purpose                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Purchase ..........................       102  $  72,597,798.48        37.64%     6.283%       756  $711,743.12          74.41%
Refinance - Rate Term .............        72     45,693,940.20        23.69      6.179        750   634,638.06          65.78
Refinance - Cashout ...............       101     74,562,062.11        38.66      6.271        745   738,238.24          64.56
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============



                                        Occupancy Types for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Occupancy Type                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Primary ...........................       256  $ 179,449,608.91        93.05%     6.227%       749  $700,975.03          68.95%
Second Home .......................         5      4,215,097.15         2.19      6.282        777   843,019.43          58.72
Investment ........................        14      9,189,094.73         4.76      6.757        769   656,363.91          65.29
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                      Loan Documentation Type for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Type of Program                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Full/Alternate ....................        78  $  55,217,640.90        28.63%     6.145%       752  $707,918.47          69.00%
FastForward .......................        13      8,617,214.70         4.47      6.299        772   662,862.67          69.41
Stated Income .....................       182    127,573,945.19        66.15      6.295        748   700,955.74          68.43
No Ratio ..........................         1        670,000.00         0.35      6.000        785   670,000.00          60.91
No Doc ............................         1        775,000.00         0.40      6.875        732   775,000.00          54.39
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============


                                                                26


                                       Ranges of Loan Age for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Ages (Months)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0 .................................         7  $   4,519,000.00         2.34%     6.761%       724  $645,571.43          67.93%
1 - 5 .............................       266    187,365,300.79        97.15      6.241        751   704,380.83          68.60
6 - 10 ............................         2        969,500.00         0.50      6.443        723   484,750.00          62.78
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 2
    Mortgage Loans was approximately 2 months.



                                           Loan Programs for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Program                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5/1 LIBOR .........................        23  $  15,540,126.10         8.06%     6.255%       765  $675,657.66          66.26%
5/1 LIBOR 40/30 Balloon ...........         3      1,777,546.68         0.92      6.162        731   592,515.56          68.97
5/1 LIBOR Interest Only ...........       224    159,423,718.41        82.67      6.289        749   711,713.03          69.01
5/6 LIBOR .........................         1        686,210.62         0.36      5.750        710   686,210.62          72.38
5/6 LIBOR Interest Only ...........        24     15,426,198.98         8.00      5.922        750   642,758.29          65.93
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============



                                       Prepayment Charge Terms of the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Prepayment Charge                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Term (Months)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
None ..............................       169  $ 117,726,666.72        61.04%     6.332%       749  $696,607.50          69.68%
12 ................................        26     18,077,185.65         9.37      6.285        764   695,276.37          68.75
24 ................................        21     13,042,456.55         6.76      6.075        746   621,069.36          68.77
36 ................................        59     44,007,491.87        22.82      6.084        748   745,889.69          65.40
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============



                                         Gross Margins for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
                                     Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Range of Gross Margins (%)              Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.500 - 1.999 .....................         2  $   3,046,000.00         1.58%     6.379%       742 $1,523,000.00         75.17%
2.000 - 2.499 .....................       111     72,432,781.62        37.56      6.167        750    652,547.58         68.12
2.500 - 2.999 .....................       162    117,375,019.17        60.86      6.304        751    724,537.16         68.65
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2
    Mortgage Loans was approximately 2.548%.


                                                                27


                                 Months to Initial Adjustment Date for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Number of Months            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
to Initial Adjustment Date              Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
51 - 60 ...........................       275  $ 192,853,800.79       100.00%     6.254%       750  $701,286.55          68.56%
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============



                                     Maximum Mortgage Rates for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Maximum Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rates (%)                               Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.000 - 10.499 ...................        10  $   8,080,431.56         4.19%     5.192%       756  $808,043.16          63.08%
10.500 - 10.999 ...................        59     44,107,380.84        22.87      5.779        753   747,582.73          66.96
11.000 - 11.499 ...................       101     68,856,649.37        35.70      6.226        749   681,749.00          69.30
11.500 - 11.999 ...................        87     60,438,907.42        31.34      6.641        752   694,700.09          70.01
12.000 - 12.499 ...................        12      8,009,381.60         4.15      6.855        741   667,448.47          64.72
12.500 - 12.999 ...................         6      3,361,050.00         1.74      7.214        712   560,175.00          70.42
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 2 Mortgage Loans was approximately 11.276%.



                                   Initial Periodic Rate Cap for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Initial Periodic                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
 Rate  Cap (%)                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.000 .............................       269  $ 189,108,300.79        98.06%     6.252%       750  $703,004.84          68.80%
6.000 .............................         6      3,745,500.00         1.94      6.336        740   624,250.00          56.05
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 2 Mortgage Loans was approximately 5.019%.


                                                                28


                                  Subsequent Periodic Rate Cap for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Subsequent Periodic                  Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.000 .............................        19  $  12,366,909.60         6.41%     5.787%       751  $650,889.98          69.28%
2.000 .............................       256    180,486,891.19        93.59      6.286        750   705,026.92          68.51
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 2 Mortgage Loans was approximately 1.936%.



                                        Origination Channel for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Origination Channel                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Conduit ...........................        62  $  40,579,949.79        21.04%     6.188%       747  $654,515.32          70.78%
Correspondent .....................        80     59,685,216.08        30.95      6.261        756   746,065.20          67.01
Consumer Direct ...................        14      9,520,648.39         4.94      6.084        752   680,046.31          64.91
Mortgage Professionals ............       119     83,067,986.53        43.07      6.301        747   698,050.31          69.00
                                   ----------- ----------------  ------------
     Total ........................       275  $ 192,853,800.79       100.00%
                                   =========== ================  ============


                                                                29


                                                           Loan Group 3


                                         Mortgage Rates for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.001 - 5.500 .....................        14  $   3,405,096.83         8.59%     5.441%       758  $243,221.20          67.29%
5.501 - 6.000 .....................        20      5,847,207.56        14.75      5.890        763   292,360.38          68.41
6.001 - 6.500 .....................        62     16,178,822.35        40.82      6.336        753   260,948.75          69.21
6.501 - 7.000 .....................        45     11,190,586.57        28.23      6.789        739   248,679.70          70.03
7.001 - 7.500 .....................        11      2,675,478.26         6.75      7.263        736   243,225.30          77.72
7.501 - 8.000 .....................         3        338,800.00         0.85      7.722        752   112,933.33          85.63
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 3
    Mortgage Loans was approximately 6.396% per annum.



                                   Current Principal Balances for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
Range of Current Mortgage           Number of         Principal    Principal    Average       FICO      Current        Average
Loan Principal Balances              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
($)                                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0.01 - 50,000.00 ..................         1  $       2,432.29         0.01%     6.875%       816  $  2,432.29          75.08%
50,000.01 - 100,000.00 ............         6        524,400.00         1.32      6.855        739    87,400.00          69.73
100,000.01 - 150,000.00 ...........        23      2,917,225.71         7.36      6.673        754   126,835.90          66.49
150,000.01 - 200,000.00 ...........        19      3,423,065.75         8.64      6.354        760   180,161.36          64.36
200,000.01 - 250,000.00 ...........        26      5,941,094.71        14.99      6.506        749   228,503.64          70.38
250,000.01 - 300,000.00 ...........        31      8,543,473.06        21.55      6.241        750   275,595.91          72.34
300,000.01 - 350,000.00 ...........        22      7,197,303.93        18.16      6.349        747   327,150.18          69.56
350,000.01 - 400,000.00 ...........        17      6,386,596.12        16.11      6.327        747   375,682.12          72.24
400,000.01 - 450,000.00 ...........         7      2,907,400.00         7.34      6.230        769   415,342.86          62.86
450,000.01 - 500,000.00 ...........         1        487,500.00         1.23      6.875        714   487,500.00          75.00
600,000.01 - 650,000.00 ...........         1        608,000.00         1.53      7.125        683   608,000.00          80.00
650,000.01 - 700,000.00 ...........         1        697,500.00         1.76      6.875        745   697,500.00          75.00
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 3
    Mortgage Loans was approximately $255,716.07.


                                                                30


                                  Original Loan-to-Value Ratios for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Original                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan-to-Value Ratios (%)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.01 - 20.00 .....................         1  $     153,685.21         0.39%     5.875%       698  $153,685.21          13.11%
20.01 - 30.00 .....................         3        448,019.55         1.13      6.674        764   149,339.85          24.13
30.01 - 40.00 .....................         1        225,000.00         0.57      7.000        789   225,000.00          31.25
40.01 - 50.00 .....................        10      2,555,813.18         6.45      6.351        769   255,581.32          45.75
50.01 - 60.00 .....................        15      3,544,650.05         8.94      6.092        752   236,310.00          55.21
60.01 - 70.00 .....................        34      9,582,135.85        24.18      6.291        756   281,827.52          66.27
70.01 - 80.00 .....................        87     22,478,898.27        56.71      6.483        744   258,378.14          77.56
80.01 - 90.00 .....................         3        443,090.00         1.12      6.305        757   147,696.67          89.74
90.01 - 100.00 ....................         1        204,699.46         0.52      6.875        755   204,699.46          91.38
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 3 Mortgage Loans was approximately 69.87%.



                                  Original Term to Stated Maturity for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Original Term to Stated              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Maturity (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
360 ...............................       155  $  39,635,991.57       100.00%     6.396%       750  $255,716.07          69.87%
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============



                               Remaining Terms to Stated Maturity for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
Range of Remaining Terms            Number of         Principal    Principal    Average       FICO      Current        Average
to Stated Maturity                   Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
(Months)                                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
301 - 360 .........................       155  $  39,635,991.57       100.00%     6.396%       750  $255,716.07          69.87%
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 3 Mortgage Loans was approximately 358 months.


                                                                31


                        Geographic Distribution of the Mortgaged Properties for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Geographic Area                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Arizona ...........................         4  $     889,681.77         2.24%     6.294%       759  $222,420.44          61.43%
California ........................        47     14,387,041.78        36.30      6.427        754   306,107.27          67.34
Colorado ..........................         1        368,000.00         0.93      7.000        815   368,000.00          80.00
Florida ...........................        11      2,853,927.88         7.20      6.541        743   259,447.99          71.64
Georgia ...........................         1        368,400.00         0.93      5.875        769   368,400.00          68.95
Hawaii ............................         6      1,770,382.58         4.47      6.614        749   295,063.76          68.23
Idaho .............................         3        455,039.88         1.15      6.992        739   151,679.96          80.00
Illinois ..........................         5      1,055,834.38         2.66      6.588        744   211,166.88          76.69
Indiana ...........................         1        303,999.16         0.77      6.750        725   303,999.16          80.00
Kansas ............................         1         88,900.00         0.22      6.375        741    88,900.00          52.92
Louisiana .........................         2        248,385.89         0.63      7.019        716   124,192.95          73.50
Maine .............................         1        204,000.00         0.51      6.000        731   204,000.00          78.46
Maryland ..........................         5        969,600.00         2.45      6.349        760   193,920.00          66.06
Massachusetts .....................         1        189,000.00         0.48      6.500        727   189,000.00          64.07
Michigan ..........................        26      5,193,000.26        13.10      6.265        756   199,730.78          73.79
Minnesota .........................         2        515,000.00         1.30      5.994        759   257,500.00          73.43
Montana ...........................         1        332,000.00         0.84      6.000        720   332,000.00          80.00
Nevada ............................         4        814,000.00         2.05      6.210        762   203,500.00          73.21
New Hampshire .....................         2        498,290.00         1.26      5.805        752   249,145.00          79.64
New Jersey ........................         3        797,900.00         2.01      6.622        727   265,966.67          65.47
New Mexico ........................         1        246,988.65         0.62      6.625        712   246,988.65          68.42
New York ..........................         3      1,036,386.24         2.61      5.961        703   345,462.08          62.23
North Carolina ....................         1        146,179.55         0.37      6.750        703   146,179.55          23.70
Oregon ............................         1        304,000.00         0.77      6.375        743   304,000.00          80.00
Pennsylvania ......................         2        523,663.95         1.32      6.875        710   261,831.98          78.23
South Carolina ....................         3        848,785.72         2.14      6.501        744   282,928.57          67.13
Tennessee .........................         2        365,000.00         0.92      6.521        744   182,500.00          69.56
Texas .............................         2        231,000.00         0.58      6.489        728   115,500.00          71.73
Virginia ..........................        11      3,157,203.88         7.97      6.226        753   287,018.53          71.21
Washington ........................         2        474,400.00         1.20      6.262        752   237,200.00          76.14
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============


                                                                32


                                     Mortgagors' FICO Scores for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of FICO                        Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Credit Scores                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
661 - 680 .........................         1  $     324,000.00         0.82%     6.625%       680  $324,000.00          80.00%
681 - 700 .........................         9      2,366,025.06         5.97      6.784        692   262,891.67          67.58
701 - 720 .........................        23      6,183,465.69        15.60      6.465        712   268,846.33          71.76
721 - 740 .........................        24      5,812,337.51        14.66      6.369        732   242,180.73          71.80
741 - 760 .........................        36      9,911,387.37        25.01      6.422        751   275,316.32          73.70
761 - 780 .........................        28      7,247,340.08        18.28      6.280        770   258,833.57          68.07
781 - 800 .........................        25      6,045,671.72        15.25      6.168        789   241,826.87          64.55
801 - 820 .........................         9      1,745,764.14         4.40      6.789        807   193,973.79          62.19
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 3 Mortgage Loans was approximately 750.



                                   Types of Mortgaged Properties for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Property Type                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Single Family Residence ...........        96  $  23,502,337.47        59.30%     6.346%       751  $244,816.02          69.29%
Planned Unit
Development (PUD) .................        25      6,094,009.30        15.37      6.491        753   243,760.37          69.65
Condominium .......................        25      6,558,801.87        16.55      6.289        752   262,352.07          72.97
Two- to Four-Family
Residence .........................         7      2,938,379.46         7.41      6.805        738   419,768.49          68.95
Townhouse .........................         2        542,463.47         1.37      6.551        695   271,231.74          65.01
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============



                                              Purposes of the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Purpose                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Purchase ..........................        32  $   8,376,483.53        21.13%     6.581%       753  $261,765.11          76.09%
Refinance (Cash Out) ..............        62     16,028,661.34        40.44      6.292        751   258,526.80          69.40
Refinance (Rate/Term) .............        61     15,230,846.70        38.43      6.403        746   249,686.01          66.96
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============


                                                                33


                                         Occupancy Types for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Occupancy Type                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Primary Home ......................       135  $  34,470,399.46        86.97%     6.326%       748  $255,336.29          69.95%
Investment ........................        19      4,927,092.11        12.43      6.873        760   259,320.64          69.15
Secondary Home ....................         1        238,500.00         0.60      6.625        753   238,500.00          74.07
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                      Loan Documentation Type for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Type of Documentation                Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Program                                 Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Full/Alternate ....................        75  $  17,404,900.25        43.91%     6.258%       754  $232,065.34          69.94%
FastForward .......................         2        789,495.30         1.99      5.955        757   394,747.65          78.23
No Ratio ..........................         1        334,704.00         0.84      6.625        767   334,704.00          48.51
Stated Income .....................        77     21,106,892.02        53.25      6.522        746   274,115.48          69.84
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============



                                       Ranges of Loan Age for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Ages (Months)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0 .................................         6  $   1,413,150.00         3.57%     6.403%       755  $235,525.00          74.47%
1 - 5 .............................       149     38,222,841.57        96.43      6.395        749   256,529.14          69.70
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 3
    Mortgage Loans was approximately 2 months.



                                           Loan Programs for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Program                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
7/1 LIBOR .........................         8  $   1,915,983.74         4.83%     6.537%       723  $239,497.97          59.40%
7/1 LIBOR Interest Only ...........        90     24,912,052.50        62.85      6.502        749   276,800.58          70.22
7/6 LIBOR .........................         2        426,809.08         1.08      5.980        763   213,404.54          76.96
7/6 LIBOR Interest Only ...........        55     12,381,146.25        31.24      6.174        753   225,111.75          70.55
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============


                                                                34


                                       Prepayment Charge Terms of the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Prepayment Charge                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Term (Months)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
None ..............................       113  $  27,733,045.41        69.97%     6.402%       751  $245,425.18          68.77%
12 ................................         2        546,922.77         1.38      6.469        734   273,461.39          79.28
24 ................................         6      2,015,391.77         5.08      6.218        739   335,898.63          74.48
36 ................................        34      9,340,631.62        23.57      6.410        750   274,724.46          71.61
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============



                                         Gross Margins for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Gross                       Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Margins (%)                             Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
2.000 - 2.499 .....................        89  $  20,326,761.27        51.28%     6.274%       752  $228,390.58          69.12%
2.500 - 2.999 .....................        66     19,309,230.30        48.72      6.524        748   292,564.10          70.66
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3
    Mortgage Loans was approximately 2.493%.



                                 Months to Initial Adjustment Date for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
Range of Number of                                    Aggregate    Aggregate   Weighted    Average      Average       Weighted
Months to Initial                   Number of         Principal    Principal    Average       FICO      Current        Average
Adjustment Date                      Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
(Months)                                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
71 - 80 ...........................         5  $   1,214,286.59         3.06%     6.373%       761  $242,857.32          67.39%
81 - 90 ...........................       150     38,421,704.98        96.94      6.396        749   256,144.70          69.95
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============



                                     Maximum Mortgage Rates for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Maximum                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.000 - 10.499 ...................         4  $   1,045,540.00         2.64%     5.309%       763  $261,385.00          72.34%
10.500 - 10.999 ...................        21      5,392,964.39        13.61      5.662        762   256,807.83          66.65
11.000 - 11.499 ...................        52     14,035,044.05        35.41      6.211        751   269,904.69          70.40
11.500 - 11.999 ...................        58     14,919,164.87        37.64      6.675        744   257,226.98          69.16
12.000 - 12.499 ...................        16      3,668,228.26         9.25      7.159        744   229,264.27          72.76
12.500 - 12.999 ...................         4        575,050.00         1.45      7.631        746   143,762.50          82.80
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 3 Mortgage Loans was approximately 11.396%.


                                                                35


                                    Initial Periodic Rate Cap for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Initial Periodic                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate  Cap (%)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.000 .............................       155  $  39,635,991.57       100.00%     6.396%       750  $255,716.07          69.87%
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 3 Mortgage Loans was approximately 5.000%.



                                  Subsequent Periodic Rate Cap for the Group 3 Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Subsequent Periodic                  Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.000 .............................        57  $  12,807,955.33        32.31%     6.168%       754  $224,700.97          70.76%
2.000 .............................        98     26,828,036.24        67.69      6.504        748   273,755.47          69.45
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 3 Mortgage Loans was approximately 1.677%.



                                        Origination Channel for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Origination Channel                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Conduit ...........................        66  $  14,493,515.64        36.57%     6.249%       754  $219,598.72          71.21%
Correspondent .....................        13      3,923,152.64         9.90      6.398        744   301,780.97          71.62
Consumer Direct ...................         9      2,080,388.23         5.25      6.235        762   231,154.25          56.47
Mortgage Professionals ............        67     19,138,935.06        48.29      6.523        746   285,655.75          69.96
                                   ----------- ----------------  ------------
     Total ........................       155  $  39,635,991.57       100.00%
                                   =========== ================  ============


                                                                36


                                                           Loan Group 4


                                         Mortgage Rates for the Group 4 Mortgage Loans (1)


                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.001 - 5.500 .....................         9  $   4,671,394.42         3.14%     5.307%       751  $519,043.82          68.37%
5.501 - 6.000 .....................        32     22,735,956.14        15.26      5.875        752   710,498.63          71.29
6.001 - 6.500 .....................        90     72,186,879.77        48.46      6.368        752   802,076.44          68.11
6.501 - 7.000 .....................        59     41,554,137.48        27.90      6.756        746   704,307.41          70.69
7.001 - 7.500 .....................         9      7,277,318.95         4.89      7.255        728   808,590.99          76.72
7.501 - 8.000 .....................         1        540,000.00         0.36      7.750        726   540,000.00          80.00
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 4
    Mortgage Loans was approximately 6.416% per annum.



                                   Current Principal Balances for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Current Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Principal Balances ($)             Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ------------ --------------
400,000.01 - 450,000.00 . .........        14  $   6,124,364.01         4.11%     6.212%       732  $ 437,454.57         72.50%
450,000.01 - 500,000.00 . .........        32     15,324,008.46        10.29      6.325        748    478,875.26         71.19
500,000.01 - 550,000.00 . .........        26     13,643,110.01         9.16      6.463        748    524,735.00         71.77
550,000.01 - 600,000.00 . .........        15      8,714,099.00         5.85      6.426        741    580,939.93         72.33
600,000.01 - 650,000.00 . .........        25     15,814,857.00        10.62      6.445        743    632,594.28         72.43
650,000.01 - 700,000.00 . .........         9      6,158,761.39         4.13      6.308        753    684,306.82         72.38
700,000.01 - 750,000.00 . .........        12      8,818,559.11         5.92      6.696        741    734,879.93         73.35
750,000.01 - 800,000.00 . .........         8      6,263,004.60         4.20      6.562        770    782,875.58         74.84
800,000.01 - 850,000.00 . .........         7      5,765,562.50         3.87      6.340        742    823,651.79         65.45
850,000.01 - 900,000.00 . .........         9      7,937,498.61         5.33      6.206        744    881,944.29         72.52
900,000.01 - 950,000.00 . .........         6      5,573,788.00         3.74      6.271        766    928,964.67         65.39
950,000.01 - 1,000,000.00 .........        13     12,885,817.00         8.65      6.377        757    991,216.69         66.39
1,000,000.01 - 1,250,000.00 .......         4      4,625,821.25         3.11      6.180        753  1,156,455.31         64.84
1,250,000.01 - 1,500,000.00 .......        13     18,533,436.82        12.44      6.589        759  1,425,648.99         69.65
1,500,000.01 - 1,750,000.00 .......         3      4,933,000.00         3.31      6.542        756  1,644,333.33         56.57
1,750,000.01 - 2,000,000.00 .......         3      5,714,999.00         3.84      6.330        740  1,904,999.67         63.68
2,000,000.01 - 2,250,000.00 .......         1      2,135,000.00         1.43      6.375        713  2,135,000.00         64.70
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 4
    Mortgage Loans was approximately $744,828.43.


                                                                37


                                 Original Loan-to-Value Ratios for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Original                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan-to-Value Ratios (%)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
30.01 - 40.00 .....................         3  $   2,871,625.00         1.93%     6.190%       757  $957,208.33          37.59%
40.01 - 50.00 .....................         7      5,641,025.00         3.79      6.406        744   805,860.71          44.78
50.01 - 60.00 .....................        24     19,129,189.68        12.84      6.422        747   797,049.57          55.95
60.01 - 70.00 .....................        47     39,428,134.32        26.47      6.307        749   838,896.47          66.35
70.01 - 80.00 .....................       119     81,895,712.76        54.98      6.476        749   688,199.27          77.53
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 4 Mortgage Loans was approximately 69.79%.



                                  Original Term to Stated Maturity for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Original Term to Stated              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Maturity (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
360 ...............................       200  $ 148,965,686.76       100.00%     6.416%       749  $744,828.43          69.79%
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============



                               Remaining Terms to Stated Maturity for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Remaining Terms to          Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Stated Maturity (Months)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
301 - 360 .........................       200  $ 148,965,686.76       100.00%     6.416%       749  $744,828.43          69.79%
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 4 Mortgage Loans was approximately 358 months.


                                                                38


                        Geographic Distribution of the Mortgaged Properties for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Geographic Area                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Arizona ...........................         1  $     980,000.00         0.66%     6.750%       707  $980,000.00          57.31%
California ........................       138    103,182,201.79        69.27      6.421        750   747,697.11          69.06
Colorado ..........................         5      4,522,012.69         3.04      6.521        752   904,402.54          73.61
Florida ...........................         7      5,519,938.03         3.71      6.324        755   788,562.58          67.03
Georgia ...........................         1        968,000.00         0.65      6.125        767   968,000.00          80.00
Hawaii ............................         3      3,080,243.00         2.07      6.497        729 1,026,747.67          61.88
Illinois ..........................         5      4,988,392.80         3.35      6.649        736   997,678.56          75.22
Maryland ..........................         6      3,995,473.15         2.68      6.508        740   665,912.19          76.63
Michigan ..........................         3      1,704,275.00         1.14      6.051        757   568,091.67          71.23
Minnesota .........................         1        689,000.00         0.46      5.875        721   689,000.00          59.91
Montana ...........................         1        438,920.00         0.29      5.250        783   438,920.00          75.30
Nevada ............................         3      1,897,920.00         1.27      5.872        777   632,640.00          75.20
New Jersey ........................         6      3,826,200.00         2.57      6.442        753   637,700.00          66.94
New York ..........................         2      1,991,086.20         1.34      6.752        794   995,543.10          69.67
North Carolina ....................         2      1,262,000.00         0.85      6.276        758   631,000.00          77.52
South Carolina ....................         4      2,210,381.99         1.48      6.427        726   552,595.50          75.97
Texas .............................         2      1,623,692.11         1.09      6.615        724   811,846.06          78.53
Virginia ..........................         5      3,036,200.00         2.04      6.367        759   607,240.00          67.99
Washington ........................         4      2,518,750.00         1.69      6.392        728   629,687.50          75.61
Wisconsin .........................         1        531,000.00         0.36      5.500        728   531,000.00          71.28
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============



                                    Mortgagors' FICO Scores for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of FICO                        Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Credit Scores                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
661 - 680 .........................         1  $     721,624.00         0.48%     7.375%       680  $721,624.00          80.00%
681 - 700 .........................         6      4,072,000.00         2.73      6.653        694   678,666.67          65.68
701 - 720 .........................        35     24,932,974.39        16.74      6.476        710   712,370.70          68.93
721 - 740 .........................        45     32,120,851.51        21.56      6.405        728   713,796.70          70.43
741 - 760 .........................        38     26,643,656.22        17.89      6.394        751   701,148.85          70.82
761 - 780 .........................        41     36,615,032.09        24.58      6.448        771   893,049.56          68.94
781 - 800 .........................        26     18,245,232.27        12.25      6.187        790   701,739.70          70.06
801 - 820 .........................         8      5,614,316.28         3.77      6.555        805   701,789.54          71.33
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============
------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 4 Mortgage Loans was approximately 749.


                                                                39


                                   Types of Mortgaged Properties for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Property Type                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Single Family Residence ...........       156  $ 114,322,114.57        76.74%     6.405%       748  $732,834.07          69.56%
Planned Unit Development
(PUD) .............................        34     26,298,516.68        17.65      6.370        751   773,485.78          69.68
Condominium .......................         8      6,745,055.51         4.53      6.755        755   843,131.94          76.45
Two-to-Four Family Residence ......         2      1,600,000.00         1.07      6.492        765   800,000.00          59.49
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============



                                              Purposes of the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Purpose                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Purchase ..........................        66  $  51,708,876.93        34.71%     6.378%       754  $783,467.83          75.51%
Refinance - (Cash Out) ............        60     39,911,318.06        26.79      6.369        751   665,188.63          67.44
Refinance - (Rate/Term) . .........        74     57,345,491.77        38.50      6.483        743   774,939.08          66.27
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============


                                        Occupancy Types for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Occupancy Type                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Primary ...........................       188  $ 141,645,416.76        95.09%     6.401%       750  $753,433.07          69.81%
Investment ........................         9      4,810,270.00         3.23      6.791        739   534,474.44          73.12
Second Home .......................         3      2,510,000.00         1.68      6.553        703   836,666.67          62.00
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============
------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                      Loan Documentation Type for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Type of Program                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Full/Alternate ....................        65  $  47,922,576.28        32.17%     6.217%       760  $737,270.40          70.29%
FastForward .......................         1        640,000.00         0.43      6.500        728   640,000.00          80.00
No Ratio ..........................         2      1,588,000.00         1.07      6.451        750   794,000.00          47.41
No Doc ............................         1        808,000.00         0.54      6.750        719   808,000.00          43.53
Stated Income .....................       131     98,007,110.48        65.79      6.509        744   748,145.88          70.05
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============


                                                                40


                                       Ranges of Loan Age for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Age (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0 .................................        23  $  15,159,069.00        10.18%     6.436%       746  $659,089.96          69.19%
1 - 5 .............................       175    131,939,117.76        88.57      6.413        749   753,937.82          70.19
6 - 10 ............................         2      1,867,500.00         1.25      6.469        781   933,750.00          46.16
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 4
    Mortgage Loans was approximately 2 months.



                                           Loan Programs for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Program                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
7/1 LIBOR .........................         9  $   5,742,403.09         3.85%     6.398%       770  $638,044.79          75.33%
7/1 LIBOR 40/30 Balloon ...........         1        461,033.02         0.31      5.875        756   461,033.02          80.00
7/1 LIBOR Interest Only ...........       164    125,999,801.43        84.58      6.457        747   768,291.47          69.39
7/6 LIBOR .........................         2      1,849,856.74         1.24      6.467        778   924,928.37          73.69
7/6 LIBOR Interest Only ...........        24     14,912,592.48        10.01      6.082        753   621,358.02          70.25
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============



                                       Prepayment Charge Terms of the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Prepayment Charge                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Term (Months)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
None ..............................       121  $  88,240,213.27        59.24%     6.507%       750  $729,257.96          70.30%
12 ................................        22     16,485,511.00        11.07      6.389        748   749,341.41          68.96
24 ................................        12      7,532,114.67         5.06      6.154        752   627,676.22          74.75
36 ................................        45     36,707,847.82        24.64      6.264        747   815,729.95          67.92
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============


                                                                41


                                         Gross Margins for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Range of Gross Margins (%)              Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
2.000 - 2.499 .....................        51  $  35,286,687.50        23.69%     6.370%       749  $691,895.83          69.36%
2.500 - 2.999 .....................       149    113,678,999.26        76.31      6.430        749   762,946.30          69.92
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4
    Mortgage Loans was approximately 2.632%.



                                 Months to Initial Adjustment Date for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
Range of Number of                  Number of         Principal    Principal    Average       FICO      Current        Average
Months to Initial                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Adjustment Date                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
71 - 80 ...........................        12  $   9,097,860.77         6.11%     6.448%       761  $758,155.06          66.72%
81 - 90 ...........................       188    139,867,825.99        93.89      6.414        748   743,977.80          69.99
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============



                                     Maximum Mortgage Rates for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Maximum Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate (%)                                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.000 - 10.499 ...................         7  $   3,650,394.42         2.45%     5.253%       756  $521,484.92          67.73%
10.500 - 10.999 ...................        25     17,042,958.14        11.44      5.803        747   681,718.33          72.18
11.000 - 11.499 ...................        63     49,342,689.44        33.12      6.239        751   783,217.29          67.64
11.500 - 11.999 ...................        90     68,121,075.81        45.73      6.634        750   756,900.84          69.63
12.000 - 12.499 ...................        14     10,268,568.95         6.89      7.180        734   733,469.21          77.37
12.500 - 12.999 ...................         1        540,000.00         0.36      7.750        726   540,000.00          80.00
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============
------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 4 Mortgage Loans was approximately 11.416%.


                                                                42


                                   Initial Periodic Rate Cap for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Initial Periodic                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate  Cap (%)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.000 .............................       200  $ 148,965,686.76       100.00%     6.416%       749  $744,828.43          69.79%
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 4 Mortgage Loans was approximately 5.000%.



                                  Subsequent Periodic Rate Cap for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Subsequent Periodic                  Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.000 .............................        26  $  16,762,449.22        11.25%     6.125%       756  $644,709.59          70.63%
2.000 .............................       174    132,203,237.54        88.75      6.453        748   759,788.72          69.68
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 4 Mortgage Loans was approximately 1.887%.



                                        Origination Channel for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Origination Channel                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Conduit ...........................        31  $  21,184,011.09        14.22%     6.350%       748  $683,355.20          71.11%
Correspondent .....................        53     37,059,482.76        24.88      6.459        756   699,235.52          72.73
Consumer Direct ...................         9      7,883,102.44         5.29      5.954        743   875,900.27          67.75
Mortgage Professionals ............       107     82,839,090.47        55.61      6.458        747   774,197.11          68.33
                                   ----------- ----------------  ------------
     Total ........................       200  $ 148,965,686.76       100.00%
                                   =========== ================  ============


                                                                43



                                                   Loan Group 1 and Loan Group 2


                                   Mortgage Rates for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
4.501 - 5.000 .....................         5  $   2,606,278.43         0.84%     5.000%       788  $521,255.69          63.41%
5.001 - 5.500 .....................        29     15,728,728.07         5.07      5.390        744   542,369.93          64.56
5.501 - 6.000 .....................       153     72,976,146.13        23.52      5.854        751   476,968.28          67.60
6.001 - 6.500 .....................       269    131,239,296.98        42.30      6.323        751   487,878.43          68.99
6.501 - 7.000 .....................       173     70,188,380.98        22.62      6.772        743   405,713.18          72.39
7.001 - 7.500 .....................        43     12,986,027.88         4.19      7.272        746   302,000.65          76.13
7.501 - 8.000 .....................        17      4,495,075.61         1.45      7.773        720   264,416.21          77.98
8.001 - 8.500 .....................         1         68,431.74         0.02      8.375        743    68,431.74          80.00
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------

(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 1 and Group 2 Mortgage Loans was approximately 6.317% per annum.



                             Current Principal Balances for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average       Weighted
                                    Number of         Principal    Principal    Average       FICO       Current        Average
Range of Current Mortgage            Mortgage           Balance      Balance   Mortgage     Credit     Principal  Loan-to-Value
Loan Principal Balances ($)             Loans       Outstanding  Outstanding       Rate      Score       Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------   ----------- ---------------
50,000.01 - 100,000.00 ............        11  $     923,557.02         0.30%     7.117%       758   $ 83,959.73          73.90%
100,000.01 - 150,000.00 ...........        39      5,071,662.82         1.63      6.669        755    130,042.64          68.62
150,000.01 - 200,000.00 ...........        50      8,870,152.76         2.86      6.432        743    177,403.06          68.98
200,000.01 - 250,000.00 ...........        55     12,771,411.52         4.12      6.498        741    232,207.48          70.40
250,000.01 - 300,000.00 ...........        76     21,182,093.20         6.83      6.415        741    278,711.75          71.38
300,000.01 - 350,000.00 ...........        75     24,342,572.92         7.85      6.368        743    324,567.64          70.64
350,000.01 - 400,000.00 ...........        58     21,739,486.51         7.01      6.430        746    374,818.73          74.14
400,000.01 - 450,000.00 ...........        66     27,908,911.51         8.99      6.341        752    422,862.30          71.42
450,000.01 - 500,000.00 ...........        52     24,885,656.71         8.02      6.400        744    478,570.32          71.62
500,000.01 - 550,000.00 ...........        40     20,913,158.67         6.74      6.074        750    522,828.97          67.77
550,000.01 - 600,000.00 ...........        29     16,750,304.49         5.40      6.325        753    577,596.71          74.34
600,000.01 - 650,000.00 ...........        36     22,586,503.05         7.28      6.475        746    627,402.86          73.94
650,000.01 - 700,000.00 ...........        12      8,199,916.37         2.64      6.302        753    683,326.36          72.88
700,000.01 - 750,000.00 ...........        14     10,178,363.61         3.28      6.274        757    727,025.97          63.57
750,000.01 - 800,000.00 ...........        12      9,369,521.55         3.02      6.156        751    780,793.46          65.74
800,000.01 - 850,000.00 ...........         9      7,449,330.60         2.40      6.362        749    827,703.40          70.44
850,000.01 - 900,000.00 ...........         6      5,228,894.39         1.69      6.023        732    871,482.40          74.17
900,000.01 - 950,000.00 ...........         5      4,612,210.61         1.49      6.202        765    922,442.12          74.06
950,000.01 - 1,000,000.00 .........        13     12,889,086.25         4.15      6.233        747    991,468.17          73.64
1,000,000.01 - 1,250,000.00 .......        13     14,869,734.27         4.79      6.250        759  1,143,825.71          62.74
1,250,000.01 - 1,500,000.00 .......        13     18,785,434.66         6.05      6.087        758  1,445,033.44          55.50
1,500,000.01 - 1,750,000.00 .......         3      4,931,629.77         1.59      6.174        748  1,643,876.59          66.53
1,750,000.01 - 2,000,000.00 .......         3      5,828,772.56         1.88      5.971        734  1,942,924.19          59.74
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 1 and
    Group 2 Mortgage Loans was approximately $449,693.28.


                                                                44



                           Original Loan-to-Value Ratios for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Original                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan-to-Value Ratios (%)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.01 - 20.00 .....................         3  $   1,873,000.00         0.60%     6.416%       725  $624,333.33          12.80%
20.01 - 30.00 .....................         3      1,042,700.00         0.34      6.349        735   347,566.67          24.37
30.01 - 40.00 .....................        20      9,210,928.85         2.97      5.993        761   460,546.44          35.35
40.01 - 50.00 .....................        38     16,426,226.81         5.29      6.169        751   432,269.13          46.64
50.01 - 60.00 .....................        56     31,782,626.29        10.24      6.109        754   567,546.90          55.98
60.01 - 70.00 .....................       144     72,880,376.49        23.49      6.224        749   506,113.73          66.26
70.01 - 80.00 .....................       416    175,151,479.60        56.45      6.421        747   421,037.21          78.09
80.01 - 90.00 .....................         9      1,834,577.78         0.59      6.508        757   203,841.98          86.86
90.01 - 100.00 ....................         1         86,450.00         0.03      7.500        707    86,450.00          94.48
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 and Group 2 Mortgage Loans was approximately 69.59%.



                            Original Term to Stated Maturity for the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Original Term to Stated              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Maturity (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
360 ...............................       690  $ 310,288,365.82       100.00%     6.317%       748  $449,693.28          69.59%
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============



                         Remaining Terms to Stated Maturity for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Remaining Terms to          Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Stated Maturity (Months)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
301 - 360 .........................       690  $ 310,288,365.82       100.00%     6.317%       748  $449,693.28          69.59%
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 1 and Group 2 Mortgage Loans was approximately 358 months.


                                                                45



                  Geographic Distribution of the Mortgaged Properties for the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Geographic Area                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Alabama ...........................         5  $     928,845.00         0.30%     6.747%       750  $185,769.00          78.39%
Arizona ...........................        24      9,660,924.43         3.11      6.327        752   402,538.52          71.02
Arkansas ..........................         1         76,500.00         0.02      7.750        762    76,500.00          85.00
California ........................       355    179,622,046.02        57.89      6.311        751   505,977.59          69.30
Colorado ..........................        16      4,841,583.40         1.56      6.596        739   302,598.96          69.82
Connecticut .......................         9      5,597,893.46         1.80      6.228        743   621,988.16          73.32
Delaware ..........................         2        322,000.00         0.10      6.000        771   161,000.00          79.51
District of Columbia ..............         1        520,000.00         0.17      6.875        714   520,000.00          80.00
Florida ...........................        50     15,336,030.20         4.94      6.560        738   306,720.60          71.04
Georgia ...........................        12      5,581,724.30         1.80      6.242        769   465,143.69          65.07
Hawaii ............................         9      8,305,030.86         2.68      6.029        761   922,781.21          61.82
Idaho .............................         3        755,800.00         0.24      6.495        755   251,933.33          78.83
Illinois ..........................        12      5,192,712.17         1.67      6.559        731   432,726.01          65.72
Indiana ...........................         5      3,333,492.92         1.07      6.515        712   666,698.58          75.27
Iowa ..............................         1        179,955.00         0.06      6.000        734   179,955.00          78.26
Kansas ............................         1        124,325.00         0.04      7.000        710   124,325.00          79.70
Maryland ..........................        19      6,691,233.41         2.16      6.405        750   352,170.18          72.31
Massachusetts .....................         3        937,900.00         0.30      6.993        760   312,633.33          74.33
Michigan ..........................         5      1,682,009.34         0.54      6.691        738   336,401.87          67.94
Minnesota .........................         4        652,400.00         0.21      6.824        726   163,100.00          74.27
Mississippi .......................         1        115,000.00         0.04      6.875        760   115,000.00          65.71
Missouri ..........................         4      2,033,155.01         0.66      6.116        716   508,288.75          70.30
Nebraska ..........................         1         87,000.00         0.03      6.000        785    87,000.00          71.90
Nevada ............................        19      5,855,141.13         1.89      6.248        743   308,165.32          73.55
New Jersey ........................        17      8,132,475.24         2.62      6.344        739   478,380.90          71.48
New Mexico ........................         1        149,334.37         0.05      6.000        785   149,334.37          61.27
New York ..........................        21     10,045,812.19         3.24      6.191        744   478,372.01          62.20
North Carolina ....................         4      2,874,829.57         0.93      5.945        751   718,707.39          70.12
Ohio ..............................         3        849,499.47         0.27      5.780        741   283,166.49          75.92
Oklahoma ..........................         1        119,650.00         0.04      5.375        791   119,650.00          84.26
Oregon ............................         6      1,329,661.72         0.43      6.380        741   221,610.29          72.41
Pennsylvania ......................         4      1,778,092.32         0.57      5.811        781   444,523.08          72.04
Rhode Island ......................         1        140,718.56         0.05      6.000        766   140,718.56          52.22
South Carolina ....................         6      2,525,278.89         0.81      6.395        766   420,879.82          55.42
Tennessee .........................         4      1,214,352.49         0.39      6.074        717   303,588.12          70.14
Texas .............................         7      1,391,646.17         0.45      6.590        761   198,806.60          79.91
Utah ..............................         2        368,000.00         0.12      5.735        725   184,000.00          80.00
Virginia ..........................        35     15,067,893.17         4.86      6.238        744   430,511.23          72.51
Washington ........................        13      5,103,435.01         1.64      6.338        735   392,571.92          77.42
West Virginia .....................         2        491,985.00         0.16      6.107        764   245,992.50          80.00
Wisconsin .........................         1        273,000.00         0.09      5.875        716   273,000.00          16.06
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============


                                                                46



                              Mortgagors' FICO Scores for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of FICO                        Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Credit Scores                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
661 - 680 .........................         3  $     792,250.00         0.26%     6.961%       673  $264,083.33          65.32%
681 - 700 .........................        28     11,121,273.99         3.58      6.255        692   397,188.36          68.08
701 - 720 .........................       137     61,831,768.63        19.93      6.413        711   451,326.78          70.48
721 - 740 .........................       135     53,931,999.37        17.38      6.388        731   399,496.29          71.36
741 - 760 .........................       121     57,386,435.74        18.49      6.304        751   474,268.06          71.01
761 - 780 .........................       155     75,133,724.16        24.21      6.244        769   484,733.70          68.03
781 - 800 .........................        88     37,840,602.23        12.20      6.230        789   430,006.84          68.06
801 - 820 .........................        23     12,250,311.70         3.95      6.325        806   532,622.25          66.70
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 1 and Group 2 Mortgage Loans was approximately 748.




                             Types of Mortgaged Properties for the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Property Type                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Single Family Residence ...........       419  $ 192,114,672.47        61.91%     6.285%       749  $458,507.57          69.36%
Townhouse .........................        10      3,349,116.09         1.08      6.801        729   334,911.61          72.20
Condominium .......................        74     23,525,983.31         7.58      6.511        749   317,918.69          71.50
Two- to Four-Family Residence .....        27     13,966,644.32         4.50      6.658        750   517,283.12          70.47
Planned Unit Development ..........
(PUD) .............................       160     77,331,949.63        24.92      6.257        747   483,324.69          69.32
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============



                                        Purposes of the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Purpose                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Purchase ..........................       258  $ 115,935,409.84        37.36%     6.396%       754  $449,362.05          74.62%
Refinance (Cash Out) ..............       278    125,966,233.32        40.60      6.308        744   453,115.95          66.52
Refinance (Rate/Term) .............       154     68,386,722.66        22.04      6.202        748   444,069.63          66.74
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============


                                                                47



                                  Occupancy Types for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Occupancy Type                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Primary ...........................       587  $ 277,135,107.00        89.32%     6.268%       747  $472,121.14          69.81%
Investment ........................        92     27,380,854.35         8.82      6.805        759   297,617.98          69.11
Second Home .......................        11      5,772,404.47         1.86      6.383        776   524,764.04          61.30
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                Loan Documentation Type for the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Type of                              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Documentation Program                   Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Full/Alternate ....................       215  $  90,456,799.92        29.15%     6.195%       751  $420,729.30          69.59%
FastForward .......................        23     11,860,941.40         3.82      6.374        765   515,693.10          71.14
No Ratio ..........................         4      1,683,179.28         0.54      6.393        767   420,794.82          58.79
No Income/ No Asset ...............         1        298,000.00         0.10      7.125        762   298,000.00          64.78
No Doc ............................         3      1,210,000.00         0.39      6.820        759   403,333.33          45.72
Stated Income .....................       444    204,779,445.22        66.00      6.363        746   461,214.97          69.74
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============



                                 Ranges of Loan Age for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Age (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0 .................................        36  $  12,583,032.00         4.06%     6.451%       727  $349,528.67          68.62%
1 - 5 .............................       651    296,593,513.82        95.59      6.311        749   455,596.80          69.65
6 - 10 ............................         3      1,111,820.00         0.36      6.498        724   370,606.67          64.99
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 1 and
    Group 2 Mortgage Loans was approximately 2 months.




                                     Loan Programs for the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Program                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5/1 LIBOR .........................        66  $  28,139,614.89         9.07%     6.309%       759  $426,357.80          65.98%
5/1 LIBOR 40/30 Balloon ...........         6      2,435,036.81         0.78      6.304        737   405,839.47          65.33
5/1 LIBOR Interest Only ...........       543    250,187,077.97        80.63      6.346        747   460,749.68          70.07
5/6 LIBOR .........................         3      1,116,660.61         0.36      6.123        722   372,220.20          74.83
5/6 LIBOR Interest Only ...........        72     28,409,975.54         9.16      6.080        752   394,582.99          69.16
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============


                                                                48

                                 Prepayment Charge Terms of the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Prepayment Charge                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Term (Months)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
None ..............................       406  $ 183,418,358.46        59.11%     6.392%       749  $451,769.36          70.39%
12 ................................        63     28,216,657.43         9.09      6.378        754   447,883.45          69.76
24 ................................        49     20,965,832.02         6.76      6.157        746   427,874.12          68.86
36 ................................       172     77,687,517.91        25.04      6.163        746   451,671.62          67.85
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============


                                   Gross Margins for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average      Weighted
                                    Number of         Principal    Principal    Average       FICO       Current       Average
                                     Mortgage           Balance      Balance   Mortgage     Credit     Principal Loan-to-Value
Range of Gross Margins (%)              Loans       Outstanding  Outstanding       Rate      Score       Balance         Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.500 - 1.999 .....................         2  $   3,046,000.00         0.98%     6.379%       742 $1,523,000.00         75.17%
2.000 - 2.499 .....................       237    107,303,247.88        34.58      6.227        749    452,756.32         69.31
2.500 - 2.999 .....................       450    199,526,367.94        64.30      6.364        748    443,391.93         69.67
3.000 - 3.499 .....................         1        412,750.00         0.13      6.750        724    412,750.00         65.00
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 and Group 2 Mortgage Loans was approximately 2.569%.



                           Months to Initial Adjustment Date for the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
Range of Number of                  Number of         Principal    Principal    Average       FICO      Current        Average
Months to Initial                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Adjustment Date                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
51 - 60 ...........................       690  $ 310,288,365.82       100.00%     6.317%       748  $449,693.28          69.59%
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============



                               Maximum Mortgage Rates for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Maximum Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate (%)                                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.000 - 10.499 ...................        18  $   9,846,023.14         3.17%     5.192%       756  $547,001.29          62.78%
10.500 - 10.999 ...................       123     63,697,569.63        20.53      5.769        752   517,866.42          66.47
11.000 - 11.499 ...................       229    106,658,176.88        34.37      6.219        748   465,756.23          69.79
11.500 - 11.999 ...................       210     94,965,877.60        30.61      6.653        748   452,218.46          70.97
12.000 - 12.499 ...................        70     24,150,202.41         7.78      6.917        745   345,002.89          71.64
12.500 - 12.999 ...................        36     10,154,490.56         3.27      7.204        730   282,069.18          75.40
13.000 - 13.499 ...................         2        268,431.74         0.09      8.096        733   134,215.87          80.00
13.500 - 13.999 ...................         2        547,593.86         0.18      7.539        754   273,796.93          75.80
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 1 and Group 2 Mortgage Loans was approximately 11.357%.


                                                                49


                             Initial Periodic Rate Cap for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Initial Periodic                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.000 .............................       658  $ 298,977,383.35        96.35%     6.312%       748  $454,372.92          69.65%
6.000 .............................        32     11,310,982.47         3.65      6.450        748   353,468.20          68.09
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 1 and Group 2 Mortgage Loans was approximately 5.036%.



                            Subsequent Periodic Rate Cap for the Group 1 and Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Subsequent Periodic                  Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.000 .............................        43  $  18,215,653.68         5.87%     5.852%       752  $423,619.85          70.18%
2.000 .............................       647    292,072,712.14        94.13      6.346        748   451,426.14          69.56
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 1 and Group 2 Mortgage Loans was approximately 1.941%.



                                  Origination Channel for the Group 1 and Group 2 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Origination Channel                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Conduit ...........................       142  $  62,720,617.43        20.21%     6.256%       749  $441,694.49          72.16%
Correspondent .....................       187     91,320,143.78        29.43      6.346        753   488,343.01          68.15
Consumer Direct ...................        40     16,503,294.53         5.32      6.151        752   412,582.36          64.91
Mortgage Professionals ............       321    139,744,310.08        45.04      6.346        745   435,340.53          69.94
                                   ----------- ----------------  ------------
Total .............................       690  $ 310,288,365.82       100.00%
                                   =========== ================  ============


                                                                50



                                                   Loan Group 3 and Loan Group 4


                                   Mortgage Rates for the Group 3 and Group 4 Mortgage Loans (1)


                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.001 - 5.500 .....................        23  $   8,076,491.25         4.28%     5.363%       754  $351,151.79          67.91%
5.501 - 6.000 .....................        52     28,583,163.70        15.16      5.878        754   549,676.23          70.70
6.001 - 6.500 .....................       152     88,365,702.12        46.85      6.362        752   581,353.30          68.31
6.501 - 7.000 .....................       104     52,744,724.05        27.97      6.763        745   507,160.81          70.55
7.001 - 7.500 .....................        20      9,952,797.21         5.28      7.257        730   497,639.86          76.99
7.501 - 8.000 .....................         4        878,800.00         0.47      7.739        736   219,700.00          82.17
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 3 and Group 4 Mortgage Loans was approximately 6.412% per annum.



                             Current Principal Balances for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average       Weighted
                                    Number of         Principal    Principal    Average       FICO       Current        Average
Range of Current Mortgage            Mortgage           Balance      Balance   Mortgage     Credit     Principal  Loan-to-Value
Loan Principal Balances ($)             Loans       Outstanding  Outstanding       Rate      Score       Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------   ----------- ---------------
0.01 - 50,000.00 ..................         1  $       2,432.29         0.00%     6.875%       816   $  2,432.29          75.08%
50,000.01 - 100,000.00 ............         6        524,400.00         0.28      6.855        739     87,400.00          69.73
100,000.01 - 150,000.00 . .........        23      2,917,225.71         1.55      6.673        754    126,835.90          66.49
150,000.01 - 200,000.00 . .........        19      3,423,065.75         1.81      6.354        760    180,161.36          64.36
200,000.01 - 250,000.00 . .........        26      5,941,094.71         3.15      6.506        749    228,503.64          70.38
250,000.01 - 300,000.00 . .........        31      8,543,473.06         4.53      6.241        750    275,595.91          72.34
300,000.01 - 350,000.00 . .........        22      7,197,303.93         3.82      6.349        747    327,150.18          69.56
350,000.01 - 400,000.00 . .........        17      6,386,596.12         3.39      6.327        747    375,682.12          72.24
400,000.01 - 450,000.00 . .........        21      9,031,764.01         4.79      6.217        744    430,084.00          69.40
450,000.01 - 500,000.00 . .........        33     15,811,508.46         8.38      6.342        747    479,136.62          71.30
500,000.01 - 550,000.00 . .........        26     13,643,110.01         7.23      6.463        748    524,735.00          71.77
550,000.01 - 600,000.00 . .........        15      8,714,099.00         4.62      6.426        741    580,939.93          72.33
600,000.01 - 650,000.00 . .........        26     16,422,857.00         8.71      6.470        740    631,648.35          72.71
650,000.01 - 700,000.00 . .........        10      6,856,261.39         3.64      6.366        752    685,626.14          72.65
700,000.01 - 750,000.00 . .........        12      8,818,559.11         4.68      6.696        741    734,879.93          73.35
750,000.01 - 800,000.00 . .........         8      6,263,004.60         3.32      6.562        770    782,875.58          74.84
800,000.01 - 850,000.00 . .........         7      5,765,562.50         3.06      6.340        742    823,651.79          65.45
850,000.01 - 900,000.00 . .........         9      7,937,498.61         4.21      6.206        744    881,944.29          72.52
900,000.01 - 950,000.00 . .........         6      5,573,788.00         2.96      6.271        766    928,964.67          65.39
950,000.01 - 1,000,000.00 .........        13     12,885,817.00         6.83      6.377        757    991,216.69          66.39
1,000,000.01 - 1,250,000.00 .......         4      4,625,821.25         2.45      6.180        753  1,156,455.31          64.84
1,250,000.01 - 1,500,000.00 .......        13     18,533,436.82         9.83      6.589        759  1,425,648.99          69.65
1,500,000.01 - 1,750,000.00 .......         3      4,933,000.00         2.62      6.542        756  1,644,333.33          56.57
1,750,000.01 - 2,000,000.00 .......         3      5,714,999.00         3.03      6.330        740  1,904,999.67          63.68
2,000,000.01 - 2,250,000.00 .......         1      2,135,000.00         1.13      6.375        713  2,135,000.00          64.70
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 3 and
    Group 4 Mortgage Loans was approximately $531,272.33.


                                                                51



                           Original Loan-to-Value Ratios for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Original                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan-to-Value Ratios (%)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.01 - 20.00 .....................         1  $     153,685.21         0.08%     5.875%       698  $153,685.21          13.11%
20.01 - 30.00 .....................         3        448,019.55         0.24      6.674        764   149,339.85          24.13
30.01 - 40.00 .....................         4      3,096,625.00         1.64      6.249        759   774,156.25          37.13
40.01 - 50.00 .....................        17      8,196,838.18         4.35      6.389        752   482,166.95          45.08
50.01 - 60.00 .....................        39     22,673,839.73        12.02      6.370        748   581,380.51          55.83
60.01 - 70.00 .....................        81     49,010,270.17        25.99      6.304        750   605,065.06          66.33
70.01 - 80.00 .....................       206    104,374,611.03        55.34      6.477        748   506,672.87          77.54
80.01 - 90.00 .....................         3        443,090.00         0.23      6.305        757   147,696.67          89.74
90.01 - 100.00 ....................         1        204,699.46         0.11      6.875        755   204,699.46          91.38
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 3 and Group 4 Mortgage Loans was approximately 69.81%.



                            Original Term to Stated Maturity for the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Original Term to Stated              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Maturity (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
360 ...............................       355  $ 188,601,678.33       100.00%     6.412%       749  $531,272.33          69.81%
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============



                         Remaining Terms to Stated Maturity for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Remaining Terms to          Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Stated Maturity (Months)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
301 - 360 .........................       355  $ 188,601,678.33       100.00%     6.412%       749  $531,272.33          69.81%
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 3 and Group 4 Mortgage Loans was approximately 358 months.


                                                                52



                  Geographic Distribution of the Mortgaged Properties for the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Geographic Area                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Arizona ...........................         5  $   1,869,681.77         0.99%     6.533%       732  $373,936.35          59.27%
California ........................       185    117,569,243.57        62.34      6.422        750   635,509.42          68.85
Colorado ..........................         6      4,890,012.69         2.59      6.557        757   815,002.12          74.09
Florida ...........................        18      8,373,865.91         4.44      6.398        751   465,214.77          68.60
Georgia ...........................         2      1,336,400.00         0.71      6.056        768   668,200.00          76.95
Hawaii ............................         9      4,850,625.58         2.57      6.540        736   538,958.40          64.20
Idaho .............................         3        455,039.88         0.24      6.992        739   151,679.96          80.00
Illinois ..........................        10      6,044,227.18         3.20      6.638        737   604,422.72          75.48
Indiana ...........................         1        303,999.16         0.16      6.750        725   303,999.16          80.00
Kansas ............................         1         88,900.00         0.05      6.375        741    88,900.00          52.92
Louisiana .........................         2        248,385.89         0.13      7.019        716   124,192.95          73.50
Maine .............................         1        204,000.00         0.11      6.000        731   204,000.00          78.46
Maryland ..........................        11      4,965,073.15         2.63      6.477        744   451,370.29          74.57
Massachusetts .....................         1        189,000.00         0.10      6.500        727   189,000.00          64.07
Michigan ..........................        29      6,897,275.26         3.66      6.212        757   237,837.08          73.16
Minnesota .........................         3      1,204,000.00         0.64      5.926        737   401,333.33          65.69
Montana ...........................         2        770,920.00         0.41      5.573        756   385,460.00          77.32
Nevada ............................         7      2,711,920.00         1.44      5.973        773   387,417.14          74.61
New Hampshire .....................         2        498,290.00         0.26      5.805        752   249,145.00          79.64
New Jersey ........................         9      4,624,100.00         2.45      6.473        748   513,788.89          66.68
New Mexico ........................         1        246,988.65         0.13      6.625        712   246,988.65          68.42
New York ..........................         5      3,027,472.44         1.61      6.481        763   605,494.49          67.12
North Carolina ....................         3      1,408,179.55         0.75      6.325        752   469,393.18          71.93
Oregon ............................         1        304,000.00         0.16      6.375        743   304,000.00          80.00
Pennsylvania ......................         2        523,663.95         0.28      6.875        710   261,831.98          78.23
South Carolina ....................         7      3,059,167.71         1.62      6.447        731   437,023.96          73.52
Tennessee .........................         2        365,000.00         0.19      6.521        744   182,500.00          69.56
Texas .............................         4      1,854,692.11         0.98      6.599        725   463,673.03          77.68
Virginia ..........................        16      6,193,403.88         3.28      6.295        756   387,087.74          69.63
Washington ........................         6      2,993,150.00         1.59      6.371        731   498,858.33          75.70
Wisconsin .........................         1        531,000.00         0.28      5.500        728   531,000.00          71.28
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============



                              Mortgagors' FICO Scores for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of FICO                        Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Credit Scores                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
661 - 680 .........................         2  $   1,045,624.00         0.55%     7.143%       680  $522,812.00          80.00%
681 - 700 .........................        15      6,438,025.06         3.41      6.701        693   429,201.67          66.38
701 - 720 .........................        58     31,116,440.08        16.50      6.474        711   536,490.35          69.49
721 - 740 .........................        69     37,933,189.02        20.11      6.399        729   549,756.36          70.64
741 - 760 .........................        74     36,555,043.59        19.38      6.402        751   493,987.08          71.60
761 - 780 .........................        69     43,862,372.17        23.26      6.421        771   635,686.55          68.80
781 - 800 .........................        51     24,290,903.99        12.88      6.182        790   476,292.24          68.68
801 - 820 .........................        17      7,360,080.42         3.90      6.610        806   432,945.91          69.16
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 3 and Group 4 Mortgage Loans was approximately 749.


                                                                53



                             Types of Mortgaged Properties for the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Property Type                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Single Family Residence ...........       252  $ 137,824,452.04        73.08%     6.395%       749  $546,922.43          69.52%
Planned Unit Development ..........
(PUD) .............................        59     32,392,525.98        17.18      6.393        751   549,025.86          69.67
Condominium .......................        33     13,303,857.38         7.05      6.525        754   403,147.19          74.73
Two-to-Four Family Residence ......         9      4,538,379.46         2.41      6.695        748   504,264.38          65.62
Townhouse .........................         2        542,463.47         0.29      6.551        695   271,231.74          65.01
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============



                                        Purposes of the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Purpose                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Purchase ..........................        98  $  60,085,360.46        31.86%     6.406%       754  $613,115.92          75.59%
Refinance - (Rate/Term) . .........       135     72,576,338.47        38.48      6.466        744   537,602.51          66.41
Refinance - (Cash Out) ............       122     55,939,979.40        29.66      6.347        751   458,524.42          68.00
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============



                                  Occupancy Types for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Occupancy Type                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Primary Home ......................       323  $ 176,115,816.22        93.38%     6.386%       750  $545,250.21          69.84%
Secondary Home ....................         4      2,748,500.00         1.46      6.559        707   687,125.00          63.05
Investment ........................        28      9,737,362.11         5.16      6.833        749   347,762.93          71.11
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============


------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                Loan Documentation Type for the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Type of                              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Documentation Program                   Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Full/Alternate ....................       140  $  65,327,476.53        34.64%     6.228%       758  $466,624.83          70.20%
FastForward .......................         3      1,429,495.30         0.76      6.199        744   476,498.43          79.02
No Ratio ..........................         3      1,922,704.00         1.02      6.481        753   640,901.33          47.60
No Doc ............................         1        808,000.00         0.43      6.750        719   808,000.00          43.53
Stated Income .....................       208    119,114,002.50        63.16      6.512        744   572,663.47          70.02
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============


                                                                54

                                 Ranges of Loan Age for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Ages (Months)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0 .................................        29  $  16,572,219.00         8.79%     6.434%       747  $571,455.83          69.64%
1 - 5 .............................       324    170,161,959.33        90.22      6.409        749   525,191.23          70.08
6 - 10 ............................         2      1,867,500.00         0.99      6.469        781   933,750.00          46.16
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 3 and
    Group 4 Mortgage Loans was approximately 2 months.


                                     Loan Programs for the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Program                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
7/1 LIBOR .........................        17  $   7,658,386.83         4.06%     6.433%       759  $450,493.34          71.35%
7/1 LIBOR 40/30 Balloon ...........         1        461,033.02         0.24      5.875        756   461,033.02          80.00
7/1 LIBOR Interest Only ...........       254    150,911,853.93        80.02      6.465        747   594,141.16          69.52
7/6 LIBOR .........................         4      2,276,665.82         1.21      6.376        776   569,166.46          74.30
7/6 LIBOR Interest Only ...........        79     27,293,738.73        14.47      6.124        753   345,490.36          70.38
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============



                                 Prepayment Charge Terms of the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Prepayment Charge                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Term (Months)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
None ..............................       234  $ 115,973,258.68        61.49%     6.482%       750  $495,612.22          69.93%
12 ................................        24     17,032,433.77         9.03      6.392        748   709,684.74          69.29
24 ................................        18      9,547,506.44         5.06      6.167        749   530,417.02          74.69
36 ................................        79     46,048,479.44        24.42      6.293        747   582,892.14          68.67
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============



                                   Gross Margins for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Range of Gross Margins (%)              Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
2.000 - 2.499 .....................       140  $  55,613,448.77        29.49%     6.335%       750  $397,238.92          69.27%
2.500 - 2.999 .....................       215    132,988,229.56        70.51      6.444        749   618,549.90          70.03
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 and Group 4 Mortgage Loans was approximately 2.602%.


                                                                55



                           Months to Initial Adjustment Date for the Group 3 and Group 4 Mortgage Loans


                                                                  Percent of              Weighted
Range of Number of                                    Aggregate    Aggregate   Weighted    Average      Average       Weighted
Months to Initial                   Number of         Principal    Principal    Average       FICO      Current        Average
Adjustment Date                      Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
(Months)                                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
71 - 80 ...........................        17  $  10,312,147.36         5.47%     6.439%       761  $606,596.90          66.80%
81 - 90 ...........................       338    178,289,530.97        94.53      6.410        748   527,483.82          69.98
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============



                               Maximum Mortgage Rates for the Group 3 and Group 4 Mortgage Loans (1)


                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Maximum Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rates (%)                               Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.000 - 10.499 ...................        11  $   4,695,934.42         2.49%     5.265%       758  $426,903.13          68.76%
10.500 - 10.999 ...................        46     22,435,922.53        11.90      5.769        751   487,737.45          70.85
11.000 - 11.499 ...................       115     63,377,733.49        33.60      6.233        751   551,110.73          68.25
11.500 - 11.999 ...................       148     83,040,240.68        44.03      6.641        749   561,082.71          69.55
12.000 - 12.499 ...................        30     13,936,797.21         7.39      7.175        736   464,559.91          76.16
12.500 - 12.999 ...................         5      1,115,050.00         0.59      7.688        736   223,010.00          81.45
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 3 and Group 4 Mortgage Loans was approximately 11.412%.

                             Initial Periodic Rate Cap for the Group 3 and Group 4 Mortgage Loans (1)



                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Initial Periodic                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate  Cap (%)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.000 .............................       355  $ 188,601,678.33       100.00%     6.412%       749  $531,272.33          69.81%
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 3 and Group 4 Mortgage Loans was approximately 5.000%.


                                                                56



                            Subsequent Periodic Rate Cap for the Group 3 and Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Subsequent Periodic                  Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.000 .............................        83  $  29,570,404.55        15.68%     6.143%       755  $356,269.93          70.69%
2.000 .............................       272    159,031,273.78        84.32      6.462        748   584,673.80          69.64
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 3 and Group 4 Mortgage Loans was approximately 1.843%.



                                  Origination Channel for the Group 3 and Group 4 Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Origination Channel                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Conduit ...........................        97  $  35,677,526.73        18.92%     6.309%       751  $367,809.55          71.15%
Correspondent .....................        66     40,982,635.40        21.73      6.453        755   620,949.02          72.63
Retail ............................        18      9,963,490.67         5.28      6.013        747   553,527.26          65.40
Wholesale .........................       174    101,978,025.53        54.07      6.470        747   586,080.61          68.63
                                   ----------- ----------------  ------------
Total .............................       355  $ 188,601,678.33       100.00%
                                   =========== ================  ============


                                                                57


                                                     Aggregate Mortgage Loans


                                             Mortgage Rates for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Mortgage Rates (%)                      Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
4.501 - 5.000 .....................         5  $   2,606,278.43         0.52%     5.000%       788  $521,255.69          63.41%
5.001 - 5.500 .....................        52     23,805,219.32         4.77      5.381        747   457,792.68          65.70
5.501 - 6.000 .....................       205    101,559,309.83        20.36      5.861        752   495,411.27          68.47
6.001 - 6.500 .....................       421    219,604,999.10        44.02      6.339        751   521,627.08          68.72
6.501 - 7.000 .....................       277    122,933,105.03        24.64      6.768        744   443,801.82          71.60
7.001 - 7.500 .....................        63     22,938,825.09         4.60      7.265        739   364,108.33          76.51
7.501 - 8.000 .....................        21      5,373,875.61         1.08      7.767        723   255,898.84          78.66
8.001 - 8.500 .....................         1         68,431.74         0.01      8.375        743    68,431.74          80.00
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage
    Loans was approximately 6.353% per annum.



                                       Current Principal Balances for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average       Weighted
                                    Number of         Principal    Principal    Average       FICO       Current        Average
Range of Current Mortgage            Mortgage           Balance      Balance   Mortgage     Credit     Principal  Loan-to-Value
Loan Principal Balances ($)             Loans       Outstanding  Outstanding       Rate      Score       Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------   ----------- ---------------
0.01 - 50,000.00 ..................         1  $       2,432.29         0.00%     6.875%       816   $  2,432.29          75.08%
50,000.01 - 100,000.00 ............        17      1,447,957.02         0.29      7.022        751     85,173.94          72.39
100,000.01 - 150,000.00 . .........        62      7,988,888.53         1.60      6.671        754    128,853.04          67.84
150,000.01 - 200,000.00 . .........        69     12,293,218.51         2.46      6.410        748    178,162.59          67.69
200,000.01 - 250,000.00 . .........        81     18,712,506.23         3.75      6.501        743    231,018.60          70.39
250,000.01 - 300,000.00 . .........       107     29,725,566.26         5.96      6.365        744    277,809.03          71.66
300,000.01 - 350,000.00 . .........        97     31,539,876.85         6.32      6.364        744    325,153.37          70.39
350,000.01 - 400,000.00 . .........        75     28,126,082.63         5.64      6.407        746    375,014.44          73.71
400,000.01 - 450,000.00 . .........        87     36,940,675.52         7.40      6.311        750    424,605.47          70.93
450,000.01 - 500,000.00 . .........        85     40,697,165.17         8.16      6.377        745    478,790.18          71.50
500,000.01 - 550,000.00 . .........        66     34,556,268.68         6.93      6.228        749    523,579.83          69.35
550,000.01 - 600,000.00 . .........        44     25,464,403.49         5.10      6.359        748    578,736.44          73.65
600,000.01 - 650,000.00 . .........        62     39,009,360.05         7.82      6.473        744    629,183.23          73.42
650,000.01 - 700,000.00 . .........        22     15,056,177.76         3.02      6.331        753    684,371.72          72.77
700,000.01 - 750,000.00 . .........        26     18,996,922.72         3.81      6.470        750    730,650.87          68.11
750,000.01 - 800,000.00 . .........        20     15,632,526.15         3.13      6.319        758    781,626.31          69.38
800,000.01 - 850,000.00 . .........        16     13,214,893.10         2.65      6.353        746    825,930.82          68.26
850,000.01 - 900,000.00 . .........        15     13,166,393.00         2.64      6.133        739    877,759.53          73.17
900,000.01 - 950,000.00 . .........        11     10,185,998.61         2.04      6.240        766    925,999.87          69.31
950,000.01 - 1,000,000.00 .........        26     25,774,903.25         5.17      6.305        752    991,342.43          70.01
1,000,000.01 - 1,250,000.00 .......        17     19,495,555.52         3.91      6.233        758  1,146,797.38          63.24
1,250,000.01 - 1,500,000.00 .......        26     37,318,871.48         7.48      6.336        759  1,435,341.21          62.53
1,500,000.01 - 1,750,000.00 .......         6      9,864,629.77         1.98      6.358        752  1,644,104.96          61.55
1,750,000.01 - 2,000,000.00 .......         6     11,543,771.56         2.31      6.149        737  1,923,961.93          61.69
2,000,000.01 - 2,250,000.00 .......         1      2,135,000.00         0.43      6.375        713  2,135,000.00          64.70
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $477,406.74.


                                                                58

                                      Original Loan-to-Value Ratios for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Original                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan-to-Value Ratios (%)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.01 - 20.00 .....................         4  $   2,026,685.21         0.41%     6.375%       723  $506,671.30          12.82%
20.01 - 30.00 .....................         6      1,490,719.55         0.30      6.447        744   248,453.26          24.30
30.01 - 40.00 .....................        24     12,307,553.85         2.47      6.057        760   512,814.74          35.80
40.01 - 50.00 .....................        55     24,623,064.99         4.94      6.242        751   447,692.09          46.12
50.01 - 60.00 .....................        95     54,456,466.02        10.92      6.218        751   573,225.96          55.92
60.01 - 70.00 .....................       225    121,890,646.66        24.43      6.256        749   541,736.21          66.29
70.01 - 80.00 .....................       622    279,526,090.63        56.03      6.442        747   449,398.86          77.88
80.01 - 90.00 .....................        12      2,277,667.78         0.46      6.468        757   189,805.65          87.42
90.01 - 100.00 ....................         2        291,149.46         0.06      7.061        741   145,574.73          92.30
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 69.67%.



                                      Original Term to Stated Maturity for the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Original Term to Stated              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Maturity (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
360 ...............................     1,045  $ 498,890,044.15       100.00%     6.353%       749  $477,406.74          69.67%
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============



                                   Remaining Terms to Stated Maturity for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Remaining Terms to          Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Stated Maturity (Months)                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
301 - 360 .........................     1,045  $ 498,890,044.15       100.00%     6.353%       749  $477,406.74          69.67%
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Mortgage Loans was approximately 358 months.


                                                                59



                            Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Geographic Area                         Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Alabama ...........................         5  $     928,845.00         0.19%     6.747%       750  $185,769.00          78.39%
Arizona ...........................        29     11,530,606.20         2.31      6.360        749   397,607.11          69.12
Arkansas ..........................         1         76,500.00         0.02      7.750        762    76,500.00          85.00
California ........................       540    297,191,289.59        59.57      6.355        751   550,354.24          69.12
Colorado ..........................        22      9,731,596.09         1.95      6.576        748   442,345.28          71.97
Connecticut .......................         9      5,597,893.46         1.12      6.228        743   621,988.16          73.32
Delaware ..........................         2        322,000.00         0.06      6.000        771   161,000.00          79.51
District of Columbia ..............         1        520,000.00         0.10      6.875        714   520,000.00          80.00
Florida ...........................        68     23,709,896.11         4.75      6.503        742   348,674.94          70.18
Georgia ...........................        14      6,918,124.30         1.39      6.206        769   494,151.74          67.36
Hawaii ............................        18     13,155,656.44         2.64      6.218        752   730,869.80          62.69
Idaho .............................         6      1,210,839.88         0.24      6.682        749   201,806.65          79.27
Illinois ..........................        22     11,236,939.35         2.25      6.602        734   510,769.97          70.97
Indiana ...........................         6      3,637,492.08         0.73      6.534        713   606,248.68          75.67
Iowa ..............................         1        179,955.00         0.04      6.000        734   179,955.00          78.26
Kansas ............................         2        213,225.00         0.04      6.739        723   106,612.50          68.53
Louisiana .........................         2        248,385.89         0.05      7.019        716   124,192.95          73.50
Maine .............................         1        204,000.00         0.04      6.000        731   204,000.00          78.46
Maryland ..........................        30     11,656,306.56         2.34      6.436        747   388,543.55          73.27
Massachusetts .....................         4      1,126,900.00         0.23      6.911        754   281,725.00          72.61
Michigan ..........................        34      8,579,284.60         1.72      6.306        753   252,331.90          72.13
Minnesota .........................         7      1,856,400.00         0.37      6.242        733   265,200.00          68.71
Mississippi .......................         1        115,000.00         0.02      6.875        760   115,000.00          65.71
Missouri ..........................         4      2,033,155.01         0.41      6.116        716   508,288.75          70.30
Montana ...........................         2        770,920.00         0.15      5.573        756   385,460.00          77.32
Nebraska ..........................         1         87,000.00         0.02      6.000        785    87,000.00          71.90
Nevada ............................        26      8,567,061.13         1.72      6.161        752   329,502.35          73.89
New Hampshire .....................         2        498,290.00         0.10      5.805        752   249,145.00          79.64
New Jersey ........................        26     12,756,575.24         2.56      6.391        742   490,637.51          69.74
New Mexico ........................         2        396,323.02         0.08      6.390        740   198,161.51          65.73
New York ..........................        26     13,073,284.63         2.62      6.258        748   502,818.64          63.34
North Carolina ....................         7      4,283,009.12         0.86      6.070        751   611,858.45          70.72
Ohio ..............................         3        849,499.47         0.17      5.780        741   283,166.49          75.92
Oklahoma ..........................         1        119,650.00         0.02      5.375        791   119,650.00          84.26
Oregon ............................         7      1,633,661.72         0.33      6.379        741   233,380.25          73.82
Pennsylvania ......................         6      2,301,756.27         0.46      6.053        765   383,626.05          73.45
Rhode Island ......................         1        140,718.56         0.03      6.000        766   140,718.56          52.22
South Carolina ....................        13      5,584,446.60         1.12      6.424        746   429,572.82          65.33
Tennessee .........................         6      1,579,352.49         0.32      6.177        723   263,225.42          70.00
Texas .............................        11      3,246,338.28         0.65      6.595        741   295,121.66          78.63
Utah ..............................         2        368,000.00         0.07      5.735        725   184,000.00          80.00
Virginia ..........................        51     21,261,297.05         4.26      6.255        747   416,888.18          71.67
Washington ........................        19      8,096,585.01         1.62      6.350        733   426,136.05          76.78
West Virginia .....................         2        491,985.00         0.10      6.107        764   245,992.50          80.00
Wisconsin .........................         2        804,000.00         0.16      5.627        724   402,000.00          52.53
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============


                                                                60



                                         Mortgagors' FICO Scores for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of FICO                        Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Credit Scores                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
661 - 680 .........................         5  $   1,837,874.00         0.37%     7.064%       677  $367,574.80          73.67%
681 - 700 .........................        43     17,559,299.05         3.52      6.419        692   408,355.79          67.46
701 - 720 .........................       195     92,948,208.71        18.63      6.433        711   476,657.48          70.15
721 - 740 .........................       204     91,865,188.39        18.41      6.392        730   450,319.55          71.06
741 - 760 .........................       195     93,941,479.33        18.83      6.342        751   481,751.18          71.24
761 - 780 .........................       224    118,996,096.33        23.85      6.309        770   531,232.57          68.32
781 - 800 .........................       139     62,131,506.22        12.45      6.211        789   446,989.25          68.31
801 - 820 .........................        40     19,610,392.12         3.93      6.432        806   490,259.80          67.62
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
Mortgage Loans was approximately 749.




                                       Types of Mortgaged Properties for the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Property Type                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Single Family Residence ...........       671  $ 329,939,124.51        66.13%     6.331%       749  $491,712.56          69.43%
Planned Unit Development
(PUD) .............................       219    109,724,475.61        21.99      6.297        748   501,025.00          69.42
Condominium .......................       107     36,829,840.69         7.38      6.516        751   344,204.12          72.66
Two- to Four-Family
Residence .........................        36     18,505,023.78         3.71      6.667        749   514,028.44          69.28
Townhouse .........................        12      3,891,579.56         0.78      6.766        725   324,298.30          71.19
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============



                                                  Purposes of the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Purpose                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Purchase ..........................       356  $ 176,020,770.30        35.28%     6.399%       754  $494,440.37          74.95%
Refinance (Cash Out) ..............       400    181,906,212.72        36.46      6.320        746   454,765.53          66.98
Refinance (Rate/Term) .............       289    140,963,061.13        28.26      6.338        746   487,761.46          66.57
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============


                                                                61

                                             Occupancy Types for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Occupancy Type                          Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Primary Home ......................       910  $ 453,250,923.22        90.85%     6.314%       748  $498,077.94          69.82%
Investment ........................       120     37,118,216.46         7.44      6.812        757   309,318.47          69.64
Secondary Home ....................        15      8,520,904.47         1.71      6.440        754   568,060.30          61.87
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                          Loan Documentation Types for the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Type of                              Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Documentation Program                   Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Full Documentation ................       355  $ 155,784,276.45        31.23%     6.209%       754  $438,828.95          69.85%
FastForward .......................        26     13,290,436.70         2.66      6.355        763   511,170.64          71.98
Stated Income .....................       652    323,893,447.72        64.92      6.418        745   496,769.09          69.84
No Ratio ..........................         7      3,605,883.28         0.72      6.440        760   515,126.18          52.82
No Income/No Asset ................         1        298,000.00         0.06      7.125        762   298,000.00          64.78
No Doc ............................         4      2,018,000.00         0.40      6.792        743   504,500.00          44.85
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============



                                           Ranges of Loan Age for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of                             Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Age (Months)                       Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
0 .................................        65  $  29,155,251.00         5.84%     6.441%       738  $448,542.32          69.20%
1 - 5 .............................       975    466,755,473.15        93.56      6.347        749   478,723.56          69.81
6 - 10 ............................         5      2,979,320.00         0.60      6.480        760   595,864.00          53.19
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============


------------
(1) As of the Cut-off Date, the weighted average loan age of the Mortgage
Loans was approximately 2 months.


                                                                62

                                               Loan Programs for the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Loan Program                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5/1 LIBOR Interest Only ...........       543  $ 250,187,077.97        50.15%     6.346%       747  $460,749.68          70.07%
5/1 LIBOR .........................        66     28,139,614.89         5.64      6.309        759   426,357.80          65.98
5/1 LIBOR 40/30 Balloon ...........         6      2,435,036.81         0.49      6.304        737   405,839.47          65.33
5/6 LIBOR Interest Only ...........        72     28,409,975.54         5.69      6.080        752   394,582.99          69.16
5/6 LIBOR .........................         3      1,116,660.61         0.22      6.123        722   372,220.20          74.83
7/1 LIBOR Interest Only ...........       254    150,911,853.93        30.25      6.465        747   594,141.16          69.52
7/1 LIBOR .........................        17      7,658,386.83         1.54      6.433        759   450,493.34          71.35
7/1 LIBOR 40/30 Balloon ...........         1        461,033.02         0.09      5.875        756   461,033.02          80.00
7/6 LIBOR Interest Only ...........        79     27,293,738.73         5.47      6.124        753   345,490.36          70.38
7/6 LIBOR .........................         4      2,276,665.82         0.46      6.376        776   569,166.46          74.30
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============



                                           Prepayment Charge Terms of the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Prepayment Charge                    Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Term (Months)                           Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
None ..............................       640  $ 299,391,617.14        60.01%     6.426%       749  $467,799.40          70.21%
12 ................................        87     45,249,091.20         9.07      6.383        752   520,104.50          69.58
24 ................................        67     30,513,338.46         6.12      6.160        747   455,422.96          70.69
36 ................................       251    123,735,997.35        24.80      6.212        747   492,972.10          68.15
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============



                                              Gross Margins for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average        Average       Weighted
                                    Number of         Principal    Principal    Average       FICO        Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit      Principal  Loan-to-Value
Range of Gross Margins (%)              Loans       Outstanding  Outstanding       Rate      Score        Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------    ----------- ---------------
1.500 - 1.999 .....................         2  $   3,046,000.00         0.61%     6.379%       742  $1,523,000.00          75.17%
2.000 - 2.499 .....................       377    162,916,696.65        32.66      6.264        750     432,139.78          69.30
2.500 - 2.999 .....................       665    332,514,597.50        66.65      6.396        748     500,021.95          69.81
3.000 - 3.499 .....................         1        412,750.00         0.08      6.750        724     412,750.00          65.00
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage
Loans was approximately 2.581%.


                                                                63

                                     Months to Initial Adjustment Date for the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Number of Months            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
to Initial Adjustment Date              Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
51 - 60 ...........................       690  $ 310,288,365.82        62.20%     6.317%       748  $449,693.28          69.59%
71 - 80 ...........................        17     10,312,147.36         2.07      6.439        761   606,596.90          66.80
81 - 90 ...........................       338    178,289,530.97        35.74      6.410        748   527,483.82          69.98
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============



                                         Maximum Mortgage Rates for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Range of Maximum Mortgage            Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate (%)                                Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
10.000 - 10.499 ...................        29  $  14,541,957.56         2.91%     5.216%       757  $501,446.81          64.71%
10.500 - 10.999 ...................       169     86,133,492.16        17.27      5.769        752   509,665.63          67.61
11.000 - 11.499 ...................       344    170,035,910.37        34.08      6.224        749   494,290.44          69.22
11.500 - 11.999 ...................       358    178,006,118.28        35.68      6.648        749   497,223.79          70.31
12.000 - 12.499 ...................       100     38,086,999.62         7.63      7.011        742   380,870.00          73.29
12.500 - 12.999 ...................        41     11,269,540.56         2.26      7.252        731   274,866.84          75.99
13.000 - 13.499 ...................         2        268,431.74         0.05      8.096        733   134,215.87          80.00
13.500 - 13.999 ...................         2        547,593.86         0.11      7.539        754   273,796.93          75.80
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Mortgage Loans was approximately 11.378%.


                                        Initial Periodic Rate Cap for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Initial Periodic                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
5.000 .............................     1,013  $ 487,579,061.68        97.73%     6.351%       749  $481,321.88          69.71%
6.000 .............................        32     11,310,982.47         2.27      6.450        748   353,468.20          68.09
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Mortgage Loans was approximately 5.023%.


                                                                64

                                      Subsequent Periodic Rate Cap for the Mortgage Loans(1)

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
Subsequent Periodic                  Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Rate Cap (%)                            Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
1.000 .............................       126  $  47,786,058.23         9.58%     6.032%       754  $379,254.43          70.49%
2.000 .............................       919    451,103,985.92        90.42      6.387        748   490,863.97          69.59
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============

------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Mortgage Loans was approximately 1.904%.



                                            Origination Channel for the Mortgage Loans

                                                                  Percent of              Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average       Weighted
                                    Number of         Principal    Principal    Average       FICO      Current        Average
                                     Mortgage           Balance      Balance   Mortgage     Credit    Principal  Loan-to-Value
Origination Channel                     Loans       Outstanding  Outstanding       Rate      Score      Balance          Ratio
---------------------------------- ----------- ----------------  ------------  ---------  --------  ----------- ---------------
Conduit ...........................       239  $  98,398,144.16        19.72%     6.275%       749  $411,707.72          71.80%
Correspondent .....................       253    132,302,779.18        26.52      6.379        753   522,935.89          69.54
Consumer Direct ...................        58     26,466,785.20         5.31      6.099        750   456,323.88          65.10
Mortgage Professionals ............       495    241,722,335.61        48.45      6.398        746   488,327.95          69.39
                                   ----------- ----------------  ------------
Total .............................     1,045  $ 498,890,044.15       100.00%
                                   =========== ================  ============


                        Description of the Certificates

General

         The certificates will be issued pursuant to the pooling and servicing agreement. The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates.

         The Mortgage Pass-Through Certificates, Series 2006-AR2 will consist of the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 1-C-M, Class 2-C-M, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class P Certificates. Only the classes of certificates listed on the cover page of this free writing prospectus (all of which are together referred to as the "offered certificates") are offered by this free writing prospectus.

         When describing the certificates in this free writing prospectus, we use the following terms:



              Designation                                    Classes of Certificates
     ----------------------------   -------------------------------------------------------------------------
         Senior Certificates                   Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1,

                                               Class 1-C-M, Class 2-C-M and Class A-R Certificates

      Super Senior Certificates        Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates

          Support Certificates                     Class 1-C-M and Class 2-C-M Certificates

           Subordinated                     Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
           Certificates                                              Certificates

          Group 1 Senior                  Class 1-A-1, Class A-R Certificates and Class 1-C-M Group 1 Component
           Certificates

          Group 2 Senior
           Certificates                        Class 2-A-1 Certificates and Class 1-C-M Group 2 Component

          Group 3 Senior                       Class 3-A-1 Certificates and Class 2-C-M Group 3 Component
           Certificates

          Group 4 Senior                       Class 4-A-1 Certificates and Class 2-C-M Group 4 Component
           Certificates


        Private Certificates                Class B-4, Class B-5, Class B-6 and Class P Certificates



         The certificates are generally referred to as the following types:

                       Class                        Type
     ------------------------------ ----------------------------------------
     Class 1-A-1 Certificates:        Senior/Super Senior/Variable Rate

     Class 2-A-1 Certificates:        Senior/Super Senior/Variable Rate

     Class 3-A-1 Certificates:        Senior/Super Senior/Variable Rate

     Class 4-A-1 Certificates:        Senior/Super Senior/Variable Rate

                 Class                                  Type
     ------------------------------ ----------------------------------------
     Class A-R Certificates:                    Senior/REMIC Residual

     Class 1-C-M Certificates:         Senior/Support/ Variable Rate/Component

     Class 2-C-M Certificates:         Senior/Support/ Variable Rate/Component

     Subordinated Certificates:               Subordinate/Variable Rate

     Class P Certificates:                       Prepayment Charges


         The Class P, Class B-4, Class B-5 and Class B-6 Certificates (all of which are together are sometimes referred to as the private certificates) are not offered by this free writing prospectus. The pass-through rate for each class of private certificates other than the Class P Certificates will be calculated as described under "--Interest" in this free writing prospectus. The Class P Certificates will not bear interest. The Class P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates. The classes of offered certificates will have the respective initial Class Certificate Balances and pass-through rates set forth on the cover page or as described in this free writing prospectus. The initial Class Certificate Balances may vary in the aggregate by plus or minus 10%. Any information contained in this free writing prospectus with respect to the Class P, Class B-4, Class B-5 and Class B-6 Certificates is provided only to permit a better understanding of the offered certificates.

         The "Class Certificate Balance" of any class of certificates as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

     o all amounts previously distributed to holders of certificates of that class as distributions of principal, and

     o the amount of Realized Losses (including Excess Losses) allocated to that class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of distribution priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

         In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates (other than the Class P Certificates) following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

         The senior certificates will have an initial aggregate Class Certificate Balance of approximately $478,933,000 and will evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 96.00%. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 1.90%, 0.70%, 0.50%, 0.35%, 0.30% and 0.25%, respectively.

         The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

Component Classes

         Solely for purposes of calculating distributions and allocating losses, the Class 1-C-M and Class 2-C-M Certificates will each be made up of two components having the designations and initial Component Balances set forth below as of the closing date:

                                                      Initial Component Balance
                                                      -------------------------
                        Designation                         (approximate)
                        -----------                         -------------
Class 1-C-M Group 1 Component.................     $4,509,000
Class 1-C-M Group 2 Component.................     $7,406,000

                                                      Initial Component Balance
                                                      -------------------------
                        Designation                         (approximate)
                        -----------                         -------------
Class 2-C-M Group 3 Component.................     $1,522,000
Class 2-C-M Group 4 Component.................     $5,720,000

         The "Component Balance" with respect to any Class 1-C-M or Class 2-C-M Component as of any Distribution Date is the initial Component Balance on the closing date, reduced by all amounts applied and losses allocated in reduction of the principal balance of such component on all previous Distribution Dates and increased by the allocable portion of Subsequent Recoveries on the Mortgage Loans in the related loan group.

         The Class Certificate Balance of the Class 1-C-M Certificates on any Distribution Date will be equal to the aggregate Component Balance of the Class 1-C-M Components on that Distribution Date. The Class 1-C-M Components comprising the Class 1-C-M Certificates will not be separately transferable from the Class 1-C-M Certificates. As used in this free writing prospectus, "Class 1-C-M Component" will mean the Class 1-C-M Group 1 Component or Class 1-C-M Group 2 Component, as applicable. The Class 1-C-M Group 1 Component will relate to loan group 1 and the Class 1-C-M Group 2 Component will relate to loan group 2.

         The Class Certificate Balance of the Class 2-C-M Certificates on any Distribution Date will be equal to the aggregate Component Balance of the Class 2-C-M Components on that Distribution Date. The Class 2-C-M Components comprising the Class 2-C-M Certificates will not be separately transferable from the Class 2-C-M Certificates. As used in this free writing prospectus, "Class 2-C-M Component" will mean the Class 2-C-M Group 3 Component or Class 2-C-M Group 4 Component, as applicable. The Class 2-C-M Group 3 Component will relate to loan group 3 and the Class 2-C-M Group 4 Component will relate to loan group 4.

         References in this free writing prospectus to the aggregate Class Certificate Balance (or words of similar import) of the senior certificates in a senior certificate group include the Component Balance of the applicable Class 1-C-M or Class 2-C-M Component.

Book-Entry Certificates

         The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "Book-Entry Certificates"). The Class A-R Certificates will be issued as a single certificate in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("Certificate Owners") will hold their Book-Entry Certificates through The Depository Trust Company ("DTC") in the United States, or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("Euroclear") in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Class Certificate Balances of $25,000 and integral multiples of $1 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is an integral multiple of $1. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

         The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner's Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

        Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and Participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

        Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

         Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

         Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

         Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

         On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

         Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream,

Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participant in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

         Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

         DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

         Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

         Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

         On or before the closing date, the Servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement. The servicer may withdraw funds from the Certificate Account for purposes set forth in the pooling and servicing agreement. On or before the closing date, the trustee will establish an account (the "Distribution Account"), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Available Funds and prepayment charges for that Distribution Date and will deposit such amounts in the Distribution Account. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

         Prior to each Determination Date, the Servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Servicer.

Investments of Amounts Held in Accounts

         The Certificate Account. All funds in the Certificate Account will be invested in permitted investments at the direction of the Servicer. All income and gain net of any losses realized from investment of funds in the Certificate Account will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein. The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the Servicer in the Certificate Account. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

         Distribution Account. Funds on deposit in the Distribution Account will not be invested.

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:




    Type / Recipient (1)                         Amount                       General Purpose
---------------------------    -----------------------------------------   -------------------

Fees

Servicing Fee / Servicer       0.3750% per annum of the Stated Principal   Compensation
                               Balance of each Mortgage Loan (3)


Additional Servicing           o        Prepayment Interest Excess         Compensation
Compensation / Servicer
                               o        All late payment fees,             Compensation
                                 assumption fees and other similar
                                 charges (excluding prepayment charges)
                               o        All investment income earned on    Compensation
                                 amounts on deposit in the Certificate
                                 Account.
                               o        Excess Proceeds (5)                Compensation

Trustee Fee / trustee          0.0075% per annum of the Stated Principal   Compensation
                               Balance of each Mortgage Loan
Expenses
Insurance expenses / Servicer  Expenses incurred by the Servicer           Reimbursement of
                                                                           Expenses

Servicing Advances /           To the extent of funds available, the       Reimbursement of
Servicer                       amount of any Servicing Advances.           Expenses



Indemnification expenses /     Amounts for which the seller, the           Indemnification
the Seller, the Servicer and   Servicer and the depositor are entitled
the depositor                  to indemnification (7)


    Type / Recipient (1)                           Source (2)                        Frequency
---------------------------    ------------------------------------------------    -------------

Fees

Servicing Fee / Servicer       Interest collected with respect to each Mortgage       Monthly
                               Loan and any Liquidation Proceeds or Subsequent
                               Recoveries that are allocable to accrued and
                               unpaid interest (4)

Additional Servicing           Interest collections with respect to each            Time to time
Compensation / Servicer        Mortgage Loan
                               Payments made by obligors with respect to the        Time to time
                               Mortgage Loans

                               Investment income related to the Certificate           Monthly
                               Account

                               Liquidation Proceeds and Subsequent Recoveries       Time to time
Trustee Fee / trustee          Amounts in respect of interest on the Mortgage         Monthly
                               Loans
Expenses
Insurance expenses / Servicer  To the extent the expenses are covered by an         Time to time
                               insurance policy with respect to the Mortgage Loan

Servicing Advances /           With respect to each Mortgage Loan, late             Time to time
Servicer                       recoveries of the payments of the costs and
                               expenses, Liquidation Proceeds, Subsequent
                               Recoveries, purchase proceeds or repurchase
                               proceeds for that Mortgage Loan (6)

Indemnification expenses /     Amounts on deposit on the Certificate Account on       Monthly
the Seller, the Servicer and   any Distribution Account Deposit Date, following
the depositor                  the transfer to the Distribution Account




(1) If the trustee succeeds to the position of Servicer, it will be entitled to receive the same fees and expenses of the Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement. See "The Agreements -- Amendment" in the prospectus.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Servicer in the case of amounts owed to the Servicer) prior to distributions on the certificates.

(3) The Servicing Fee Rate for each Mortgage Loan will equal 0.3750% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) The Servicing Fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(5) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the seller, the Servicer and the depositor are entitled to indemnification of certain expenses.

Distributions

         Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in September 2006 (each, a "Distribution Date"), to the persons in whose names such certificates are registered at the close of business on the Record Date. The "Record Date" is the last business day of the month immediately preceding the month of such Distribution Date for all certificates.

         Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

         As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan groups remaining after distribution to the senior certificates related to such loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case, after giving effect to distributions on all classes of senior certificates in the following order of priority:

         o to current and unpaid interest on each class or component of senior certificates in the related senior certificate group, pro rata based on their respective interest distribution amounts;

         o to principal on the classes and component of senior certificates in the related senior certificate group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes and components of certificates in the related senior certificate group on the Distribution Date;

         o from Available Funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, in each case subject to (x) any distributions that may be required to be made and (y) the limitations set forth in this free writing prospectus under "Description of the Certificates--Principal;" and

         o    any remaining amounts to the Class A-R Certificates.

         "Available Funds" for a loan group for any Distribution Date will be equal to the sum of

         o all scheduled installments of interest (net of the Expense Fees for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

         o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group;

         o all partial or full prepayments with respect to the Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and the related Compensating Interest; and

         o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the Seller or the Servicer as of the Distribution Date;

reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

Interest

         The classes of offered certificates will have the respective pass-through rates as described below.

         The pass-through rate for the Class 1-A-1 and Class A-R Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0390% per annum.

         The pass-through rate for the Class 2-A-1 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.8714% per annum.

         The pass-through rate for the Class 3-A-1 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 3 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0132% per annum.

         The pass-through rate for the Class 4-A-1 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 4 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0334% per annum.

         The pass-through rate for the Class 1-C-M Certificates for the interest accrual period for any Distribution Date will be equal to the weighted average of (x) the Weighted Average Adjusted Net Mortgage Rate for loan group 1 and (y) the Weighted Average Adjusted Net Mortgage Rate for loan group 2, weighted on the basis of the component balance of the Class 1-C-M Group 1 Component and Class 1-C-M Group 2 Component, respectively. The pass-through rate for the Class 1-C-M Certificates for the interest accrual period for the first Distribution Date is expected to be approximately 5.9348% per annum.

         The pass-through rate for the Class 2-C-M Certificates for the interest accrual period for any Distribution Date will be equal to the weighted average of (x) the Weighted Average Adjusted Net Mortgage Rate for loan group 3 and (y) the Weighted Average Adjusted Net Mortgage Rate for loan group 4, weighted on the basis of the component balance of the Class 2-C-M Group 3 Component and Class 2-C-M Group 4 Component, respectively. The pass-through rate for the Class 2-C-M Certificates for the interest accrual period for the first Distribution Date is expected to be approximately 6.0292% per annum.

         The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date means a per annum rate equal to the average of the adjusted net mortgage rate of each Mortgage Loan in that loan group, weighted on the basis of their respective Stated Principal Balances as of the Due Date in the month prior to the month in which such Distribution Date occurs (after giving effect to prepayments received in the Prepayment Period related to that prior Due Date).

         The pass-through rate for each class of subordinated certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the sum of the following for each loan group: the product of (x) the Weighted Average Adjusted Net Mortgage Rate for that loan group and Distribution Date and (y) a fraction, the numerator of which is the related Assumed Balance immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date.

         On each Distribution Date, to the extent of funds available, each interest bearing class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "interest distribution amount" for any interest-bearing class and component will be equal to the sum of (a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance or Component Balance, as the case may be, immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called "unpaid interest amounts").

         With respect to each Distribution Date for all of the interest-bearing classes, the "interest accrual period" will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

         The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

         o any net prepayment interest shortfalls for that loan group and Distribution Date and

         o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Special Hazard Loss, Fraud Loss, Debt Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the subordinated certificates for those types of losses.

         Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes and component of the related senior certificates and the classes of subordinated certificates on such Distribution Date, based on the amount of interest each such class or component of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive based on each subordinated class' share of the Assumed Balance, as described more fully below) on such Distribution Date, in each case, before taking into account any reduction in such amounts from such Net Interest Shortfalls.

         For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Assumed Balance for that Distribution Date. The "Assumed Balance" for a Distribution Date and loan group is equal to the Subordinated Percentage for that Distribution Date and that loan group of the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such Due Date). Notwithstanding the foregoing, on any Distribution Date after the third Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

         A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or any similar state or local laws. See "Certain Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

         With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of the prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that Distribution Date and loan group and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfall for that loan group. A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month's interest at the related Mortgage Rate, net of the related servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

         If on any Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under "-- Priority of Distributions Among Certificates" are insufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class and component of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each such class of certificates in that certificate group will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

         Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal with respect to the related class and component of senior certificates in an amount up to the related Senior Principal Distribution Amount and as principal of the subordinated certificates, in an amount up to the Subordinated Principal Distribution Amount for that loan group.

         The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

         (a) all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

         (b) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any Mortgage Loan that was repurchased due to a modification of the Mortgage Loan,

         (c) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

         (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

         (e) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

         (f) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loans that was repurchased due to modification of the Mortgage Rate,


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         (g)  (A) any Subsequent Recoveries with respect to the Mortgage
              Loans in that loan group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries in that loan group that incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support Depletion Date, any such Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

         Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

         (a) with respect to loan group 1, sequentially, as follows:

                  (i) to the Class A-R Certificates until its Class Certificate Balance is reduced to zero;

                  (ii) concurrently, to the Class 1-A-1 Certificates and the Class 1-C-M Group 1 Component, pro rata, based on their respective Class Certificate Balance and Component Balance, until the Class Certificate Balance and Component Balance thereof are reduced to zero;

         (b) with respect to loan group 2, concurrently, to the Class 2-A-1 Certificates and the Class 1-C-M Group 2 Component, pro rata, based on their respective Class Certificate Balance and Component Balance, until the Class Certificate Balance and Component Balance thereof are reduced to zero;

         (c) with respect to loan group 3, concurrently, to the Class 3-A-1 Certificates and Class 2-C-M Group 3 Component, pro rata, based on their respective Class Certificate Balance and Component Balance, until the Class Certificate Balance and Component Balance thereof are reduced to zero; and

         (d) with respect to loan group 4, concurrently, to the Class 4-A-1 Certificates and Class 2-C-M Group 4 Component, pro rata, based on their respective Class Certificate Balance and Component Balance, until the Class Certificate Balance and Component Balance thereof are reduced to zero.

         "Prepayment Period" means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

         "Stated Principal Balance" means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to previous partial prepayments of principal and the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and to liquidation proceeds allocable to principal received in the prior calendar month and prepayments received through the last day of the Prepayment Period in which the Due Date occurs. The "pool principal balance" equals the aggregate Stated Principal Balance of the Mortgage Loans.

         The "Senior Principal Distribution Amount" for a loan group for any Distribution Date will equal the sum of

             (i) the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and Distribution Date,

             (ii) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                  (a) the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

                  (b) either


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                        (x) if no Excess Losses were sustained on a Liquidated
                           Mortgage Loan during the preceding calendar month, the Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or

                        (y) if an Excess Loss was sustained on the Liquidated
                           Mortgage Loan during the preceding calendar month, the Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

             (iii) the Senior Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided further, however, that on any Distribution Date after the third Senior Termination Date, the Senior Principal Distribution Amount for the remaining certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the issuing entity, as opposed to only the Mortgage Loans in the related loan group.

         The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate Class Certificate Balance and Component Balance of the senior certificates of such senior certificate group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received on the related Mortgage Loans in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance and Component Balance of the senior certificates of such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately prior to such Distribution Date.

         For any Distribution Date on and prior to the third Senior Termination Date, the "Subordinated Percentage" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the third Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

         The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the pool principal balance evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. The Subordinated Prepayment Percentage for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage for that Distribution Date.

         The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution


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

Date (unless on any Distribution Date the Senior Percentage of any senior certificate group exceeds the initial Senior Percentage of such senior certificate group, in which case the Senior Prepayment Percentage for each senior certificate group for the Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the Mortgage
Loans:

         o the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six-month period), as a percentage of (a) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balance of the related Mortgage Loans or (b) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date does not equal or exceed 50%, and

         o cumulative Realized Losses on the Mortgage Loans in each loan group do not exceed

              o commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the related Mortgage Loans as of the Cut-off Date or (ii) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "original subordinate principal balance"),

              o commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

              o commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

              o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

              o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

31. The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

32. Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in August 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of an amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) after the Distribution Date in August 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "Two Times Test"), the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

33. The "Aggregate Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).


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

         If on any Distribution Date the allocation to the classes of senior certificates then entitled to distributions of principal or full and partial principal prepayments and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of the classes below zero, the distribution to the classes of certificates of the related Senior Percentage and Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balances to zero.

Cross-Collateralization

         Cross-Collateralization due to disproportionate principal payments. On each Distribution Date after the first Senior Termination Date but prior to the earlier of the Senior Credit Support Depletion Date and the third Senior Termination Date, all principal on the Mortgage Loans in the loan group related to the senior certificate group that will have been paid in full will be distributed on a pro rata basis, based on Class Certificate Balance and Component Balance, to the classes and components of senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from one loan group is distributed to the class and component of senior certificates of another loan group according to this paragraph, the subordinated certificates will not receive that principal amount on the Distribution Date.

         Cross-Collateralization due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that Distribution Date, is greater than the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (any such group, the "Undercollateralized Group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of the Undercollateralized Group, until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (such distribution, an "Undercollateralization Distribution"). If the senior certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other loan groups remaining after all required amounts for that Distribution Date have been distributed to the senior certificates of that related senior certificate group. If more than one Undercollateralized Group on any Distribution Date is entitled to an Undercollateralization Distribution, such Undercollateralization Distribution will be allocated among the Undercollateralized Groups, pro rata, based upon the amount by which the aggregate Class Certificate Balance of the senior certificates in each senior certificate group exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans for each related Undercollateralized Group. If more than one senior certificate group on any Distribution Date is required to make an Undercollateralization Distribution to an Undercollateralized Group, the payment of such Undercollateralization Distribution will be allocated among such senior certificate groups, pro rata, based upon the aggregate Class Certificate Balance of the related senior certificates. Accordingly, the subordinated certificates will not receive distributions of principal until each Undercollateralized Group is no longer undercollateralized.

         All distributions described in this "Cross-Collateralization" section will be made in accordance with the priorities set forth under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" above and "-- Subordinated Principal Distribution Amount" below.

         Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds therefor, the Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from each loan group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from each loan group for distribution of principal. Distributions of principal of the subordinated certificates will be


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made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class B-1 Certificates, until their respective Class Certificate Balances are reduced to zero.

         With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination Percentages of such class and all classes of subordinated certificates that have higher numerical class designations than that class (the "Applicable Credit Support Percentage") is less than the Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the "Original Applicable Credit Support Percentage"), no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes (the "Restricted Classes") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

         The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately before that Distribution Date.

         The approximate Original Applicable Credit Support Percentages for the subordinated certificates on the date of issuance of the certificates are expected to be as follows:

         Class B-1................................            4.00%
         Class B-2................................            2.10%
         Class B-3................................            1.40%
         Class B-4................................            0.90%
         Class B-5................................            0.55%
         Class B-6................................            0.25%

         The "Subordinated Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of:

         o the Subordinated Percentage for that loan group of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and that Distribution Date,

         o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan, as of the Due Date in the month preceding the month of that Distribution Date, and

         o the Subordinated Prepayment Percentage for that loan group of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and that Distribution Date.

         On any Distribution Date after the third Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans in the related loan group.

         Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, regardless of whether they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R


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Certificates will be entitled to receive any Available Funds for any loan group remaining after payment of interest and principal on the senior certificates and interest and principal on the subordinated certificates, as described above and, after the final distribution has been made with respect to the certificates. It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

         On each Distribution Date, any Realized Loss, other than an Excess Loss, on the Mortgage Loans will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero. Any additional Realized Losses, other than Excess Losses: (i) with respect to the Group 1 Mortgage Loans will be allocated, sequentially, to the Class 1-C-M Group 1 Component and the Class 1-A-1 Certificates, in that order, until the Component Balance and Class Certificate Balance thereof are reduced to zero, (ii) with respect to the Group 2 Mortgage Loans will be allocated, sequentially, to the Class 1-C-M Group 2 Component and the Class 2-A-1 Certificates, in that order, until the Component Balance and Class Certificate Balance thereof are reduced to zero; (iii) with respect to the Group 3 Mortgage Loans will be allocated, sequentially, to the Class 2-C-M Group 3 Component and the Class 3-A-1 Certificates, in that order, until the Component Balance and Class Certificate Balance thereof are reduced to zero and (iv) with respect to the Group 4 Mortgage Loans will be allocated, sequentially, to the Class 2-C-M Group 4 Component and the Class 4-A-1 Certificates, in that order, until the Component Balance and Class Certificate Balance thereof are reduced to zero.

         On each Distribution Date, Excess Losses on the Mortgage Loans in a loan group will be allocated among the classes of senior certificates of the related senior certificate group and the classes of subordinated certificates of the related subordinated certificate group as follows:

o the applicable Senior Percentage of such Excess Loss will be allocated among the senior certificates in that senior certificate group, pro rata, based on their Class Certificate Balances and Component Balances and

o the applicable Subordinated Percentage of such Excess Loss will be allocated among the related classes of subordinated certificates, pro rata, based on each class' share of the Assumed Balance for the applicable loan group.

         The "Senior Credit Support Depletion Date" is the date on which the Class Certificate Balance of each class of subordinated certificates has been reduced to zero.

         Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

         In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan. "Excess Losses" are Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and Fraud Losses in excess of the Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Mortgage Loans. "Fraud Losses" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation.

         A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Special Hazard Mortgage Loan" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the prospectus under "Credit Enhancement--Special Hazard Insurance Policies."


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

         "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

         The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class P Certificates.


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